                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Inc.                    CASE NO.   01-53291


                                         CHAPTER 11
                                         MONTHLY OPERATING REPORT
                                         (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:  Sep-01                PETITION DATE:    07/02/01
                 ----------                            ----------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in $1

                                                                      END OF CURRENT    END OF PRIOR    AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                                         MONTH            MONTH          FILING(1)
                                                                           -----            -----       --------------
     a.  Current Assets                                               $ 219,767,474    $ 222,370,213
                                                                      -------------    -------------
     b.  Total Assets                                                 $ 887,399,204    $ 898,063,977    $  922,513,084
                                                                      -------------    -------------    --------------
     c.  Current Liabilities                                          $   4,454,489    $   6,597,246
                                                                      -------------    -------------
     d.  Total Liabilities                                            $ 345,125,948    $ 347,268,705    $  340,671,459
                                                                      -------------    -------------    --------------

3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH             CURRENT MONTH     PRIOR MONTH       CUMULATIVE
                                                                      -------------    -------------    --------------
     a.  Total Receipts                                               $     345,124    $   2,031,453    $    4,403,292
                                                                      -------------    -------------    --------------
     b.  Total Disbursements                                          $   1,697,478    $  13,270,858    $   19,985,273
                                                                      -------------    -------------    --------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)   $  (1,352,354)   $ (11,239,405)   $  (15,581,981)
                                                                      -------------    -------------    --------------
     d.  Cash Balance Beginning of Month                              $ 173,101,369    $ 184,340,774    $  187,330,996
                                                                      -------------    -------------    --------------
     e.  Cash Balance End of Month (c + d)                            $ 171,749,015    $ 173,101,369    $  171,749,015
                                                                      -------------    -------------    --------------

                                                                      CURRENT MONTH     PRIOR MONTH       CUMULATIVE
                                                                      -------------    -------------    --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                   $ (10,958,540)   $ (17,865,294)   $  (40,067,689)
                                                                      -------------    -------------    --------------

5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                      $   5,260,111    $   5,263,097
                                                                      -------------    -------------

6.   POST-PETITION LIABILITIES                                        $   4,454,489    $   6,597,246
                                                                      -------------    -------------

7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)           $           0    $           0
                                                                      -------------    -------------

AT THE END OF THIS REPORTING MONTH:                                                         YES              NO
                                                                                            ---              --
8.   Have any payments been made on pre-petition debt, other than payments in                                 X
     the normal course to secured creditors or lessors? (if yes, attach listing        -------------    --------------
     including date of payment, amount of payment and name of payee)

9.   Have any payments been made to professionals? (if yes, attach listing                                    X
     including date of payment, amount of payment and name of payee)                   -------------    --------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                            X
                                                                                       -------------    --------------

11.  Have any payments been made to officers, insiders, shareholders, relatives?             X
     (if yes, attach listing including date of payment, amount and reason for          -------------    --------------
     payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for general liability?         X
                                                                                       -------------    --------------

13.  Are a plan and disclosure statement on file?                                                             X
                                                                                       -------------    --------------

14.  Was there any post-petition borrowing during this reporting period?                                      X
                                                                                       -------------    --------------

15.  Check if paid:
     Post-petition taxes x ;  U.S. Trustee Quarterly Fees (2);
                        ---
     Check if filing is current for:
     Post-petition tax reporting and tax returns: x .
                                                 ---
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Notes:
(1) As maintained on the Debtor's books.
(2) U.S. Trustee Quarterly Fees have been assessed, but they are not due at this time.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 10/18/01       /s/ David J. Pangburn
     -----------    ------------------------------------------------------------
                    Responsible Individual



                                  Page 1 of 11                    Revised 1/1/98

SUMMARY OF FINANCIAL STATUS
QUESTION 11

PAYEE                 DATE PAID        NET PAY    GROSS PAY    DESCRIPTION
-----                 ---------        -------    ---------    -----------
Dale Marquart     9/14/01 & 9/28/01     11,515       18,077    160 Hours Pay
Dale Marquart         09/28/01              90           90    Expense Reimbursement
David Pangburn    9/14/01 & 9/28/01     14,299       15,385    160 Hours Pay
Glen Estell           09/17/01          11,259       17,308    Severance Pay









                                  Page 2 of 11                    Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                         For the Month Ended    09/30/01
                                             --------------

              CURRENT MONTH
--------------------------------------
                                                                                                       CUMULATIVE      NEXT MONTH
   ACTUAL       FORECAST(1)   VARIANCE                                                               (CASE TO DATE)    FORECAST(2)
   ------       -----------   --------                                                               --------------    -----------
                                              REVENUES:
$       (454)       n/a          n/a      1    Gross Sales                                           $    1,944,095        n/a
------------    -----------   --------                                                               --------------    -----------
                    n/a          n/a      2    less: Sales Returns & Allowances                                            n/a
------------    -----------   --------                                                               --------------    -----------
$       (454)       n/a          n/a      3    Net Sales                                             $    1,944,095        n/a
------------    -----------   --------                                                               --------------    -----------
$          0        n/a          n/a      4    less: Cost of Goods Sold (Schedule 'B')               $   13,523,136        n/a
------------    -----------   --------                                                               --------------    -----------
$       (454)       n/a          n/a      5    Gross Profit                                          $  (11,579,041)       n/a
------------    -----------   --------                                                               --------------    -----------
$    399,898        n/a          n/a      6    Interest                                              $    1,635,135        n/a
------------    -----------   --------                                                               --------------    -----------
$          0        n/a          n/a      7    Other Income: Proceeds from sale of                   $    1,779,385        n/a
------------    -----------   --------    8    common stock in Packeteer, Inc.                       --------------    -----------
                                          9

$    399,444        n/a          n/a     10        TOTAL REVENUES                                    $   (8,164,521)       n/a
------------    -----------   --------                                                               --------------    -----------
                                              EXPENSES:
$     33,462        n/a          n/a     11    Compensation to Owner(s)/Officer(s)                   $      283,292        n/a
------------    -----------   --------                                                               --------------    -----------
$     59,586        n/a          n/a     12    Salaries                                              $    2,321,845        n/a
------------    -----------   --------                                                               --------------    -----------
$          0        n/a          n/a     13    Commissions                                           $       16,225        n/a
------------    -----------   --------                                                               --------------    -----------
$    194,791        n/a          n/a     14    Contract Labor                                        $      397,707        n/a
------------    -----------   --------                                                               --------------    -----------
                                               Rent/Lease:
$    113,534        n/a          n/a     15      Personal Property                                   $      138,493        n/a
------------    -----------   --------                                                               --------------    -----------
$  1,410,327        n/a          n/a     16      Real Property                                       $    2,420,314        n/a
------------    -----------   --------                                                               --------------    -----------
$    117,314        n/a          n/a     17    Insurance                                             $      324,588        n/a
------------    -----------   --------                                                               --------------    -----------
                                         18    Management Fees
------------    -----------   --------                                                               --------------    -----------
$  7,302,975        n/a          n/a     19    Depreciation                                          $   22,018,088        n/a
------------    -----------   --------                                                               --------------    -----------
                                         20    Taxes:
                                                 Employer Payroll Taxes
------------    -----------   --------                                                               --------------    -----------
$     55,000        n/a          n/a     21      Real Property Taxes                                 $      181,822        n/a
------------    -----------   --------                                                               --------------    -----------
$    517,000        n/a          n/a     22      Other Taxes                                         $    1,606,807        n/a
------------    -----------   --------                                                               --------------    -----------
$    (47,930)       n/a          n/a     23    Other Selling                                         $      359,386        n/a
------------    -----------   --------                                                               --------------    -----------
$    415,629        n/a          n/a     24    Other Administrative                                  $      820,398        n/a
------------    -----------   --------                                                               --------------    -----------
$    413,041        n/a          n/a     25    Interest Expense                                      $    1,239,164        n/a
------------    -----------   --------                                                               --------------    -----------
$    540,877        n/a          n/a     26    Other Expenses:   Bonus                               $    1,149,653        n/a
------------    -----------   --------                                                               --------------    -----------
$      2,888        n/a          n/a     27                      Overtime                            $       29,078        n/a
------------    -----------   --------         ----------------                                      --------------    -----------
$     25,569        n/a          n/a     28                      Fringe benefit                      $      827,740        n/a
------------    -----------   --------         ----------------                                      --------------    -----------
$    263,312        n/a          n/a     29                      Severance                           $      910,249        n/a
------------    -----------   --------         ----------------                                      --------------    -----------
$    231,760        n/a          n/a     30                      Repair & Maintenance                $      409,895        n/a
------------    -----------   --------         ----------------                                      --------------    -----------
$     14,955        n/a          n/a     31                      Travel                              $       98,451        n/a
------------    -----------   --------         ----------------                                      --------------    -----------
$    168,057        n/a          n/a     32                      Telephone                           $      349,674        n/a
------------    -----------   --------         ----------------                                      --------------    -----------
$          0        n/a          n/a     33                      IS & Facility Allocation            $   (1,483,937)       n/a
------------    -----------   --------         ----------------                                      --------------    -----------
$     22,456        n/a          n/a     34                      Cleaning Services                   $       67,045        n/a
------------    -----------   --------         ----------------                                      --------------    -----------
$ 11,854,603        n/a          n/a     35        TOTAL EXPENSES                                    $   34,485,977        n/a
------------    -----------   --------                                                               --------------    -----------
$(11,455,159)       n/a          n/a     36   SUBTOTAL                                               $  (42,650,498)       n/a
------------    -----------   --------                                                               --------------    -----------
                                              REORGANIZATION ITEMS:
$   (750,525)       n/a          n/a     37    Professional Fees                                     $   (3,005,896)       n/a
------------    -----------   --------                                                               --------------    -----------
                    n/a          n/a     38    Provisions for Rejected Executory Contracts                                 n/a
------------    -----------   --------                                                               --------------    -----------
                    n/a          n/a     39    Interest Earned on Accumulated Cash from                                    n/a
------------    -----------   --------                                                               --------------    -----------
                                               Resulting Chp 11 Case
$    (28,147)       n/a          n/a     40    Gain or (Loss) from Sale of Equipment                 $     (596,538)       n/a
------------    -----------   --------                                                               --------------    -----------
$          0        n/a          n/a     41    U.S. Trustee Quarterly Fees                                                 n/a
------------    -----------   --------                                                               --------------    -----------
$  1,275,291        n/a          n/a     42    Writeoff of Pre-Petition Fringe Benefit Accrual       $    1,275,291        n/a
------------    -----------   --------                                                               --------------    -----------
$          0        n/a          n/a     43    Writeoff of Pre-Petition Accrued Bonus                $    4,909,952        n/a
------------    -----------   --------                                                               --------------    -----------
$    496,619        n/a          n/a     44         TOTAL REORGANIZATION ITEMS                       $    2,582,809        n/a
------------    -----------   --------                                                               --------------    -----------
$(10,958,540)       n/a          n/a     45   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         $  (40,067,689)       n/a
------------    -----------   --------                                                               --------------    -----------
                    n/a          n/a     46    Federal & State Income Taxes                          $            0        n/a
------------    -----------   --------                                                               --------------    -----------
$(10,958,540)       n/a          n/a     47   NET PROFIT (LOSS)                                      $  (40,067,689)       n/a
============    ===========   ========                                                               ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.
(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.



                                  Page 3 of 11                    Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                       FOR THE MONTH ENDED     09/30/01
                                           ----------------

     ASSETS
                                                                               FROM SCHEDULES    BOOK VALUE
                                                                               --------------   ------------
         CURRENT ASSETS
 1           Cash, cash equivalents and short term investment - unrestricted                    $124,688,659
                                                                                                ------------
 2           Cash, cash equivalents and short term investment - restricted                      $ 47,060,356
                                                                                                ------------
 3           Accounts receivable (net)                                                A         $  5,260,111
                                                                                                ------------
 4           Inventory                                                                B         $ 32,147,835
                                                                                                ------------
 5           Prepaid expenses                                                                   $  6,878,510
                                                                                                ------------
 6           Professional retainers                                                             $    676,916
                                                                                                ------------
 7           Other:  Deferred Cost of Sales                                                     $  1,813,420
                                                                                                ------------
                     Deposits                                                                   $  1,237,832
                                                                                                ------------
 8                   Others                                                                     $      3,835
                                                                                                ------------
 9                   TOTAL CURRENT ASSETS                                                       $219,767,474
                                                                                                ------------
         PROPERTY AND EQUIPMENT (BOOK VALUE)
10           Real property                                                            C         $          0
                                                                                                ------------
11           Machinery and equipment                                                  D         $ 18,778,885
                                                                                                ------------
12           Furniture and fixtures                                                   D         $  5,281,663
                                                                                                ------------
13           Network equipment                                                        D         $235,188,661
                                                                                                ------------
14           Leasehold improvements                                                   D         $ 20,025,365
                                                                                                ------------
15           Vehicles                                                                 D         $  1,366,206
                                                                                                ------------
16           Other:                                                                   D
                   ------------------------------------------------------------                 ------------
17                                                                                    D
             ------------------------------------------------------------------                 ------------
18                                                                                    D
             ------------------------------------------------------------------                 ------------
19                                                                                    D
             ------------------------------------------------------------------                 ------------
20                   TOTAL PROPERTY AND EQUIPMENT                                               $280,640,780
                                                                                                ------------
         OTHER ASSETS
21           Network Equipment & Inventory                                                      $198,262,931
                                                                                                ------------
22           Deferred Cost of Sales-Long term                                                   $  1,147,693
                                                                                                ------------
23           Long Term Deposits                                                                 $    642,064
                                                                                                ------------
24           Investment in subsidiaries                                                         $  5,185,973
                                                                                                ------------
25           WCS Spectrum                                                                       $  1,333,493
                                                                                                ------------
26           Debt & Warrant Offering- 2000                                                      $  7,404,081
                                                                                                ------------
27           Intercompany receivables-Metricom DC, LLC(1)                                       $173,014,715
                                                                                                ------------
28                   TOTAL OTHER ASSETS                                                         $386,990,950
                                                                                                ------------
29                   TOTAL ASSETS                                                               $887,399,204
                                                                                                ============

     NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
             (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

            -------------------------------------------------------------------
             The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.
            -------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                            (GENERAL BUSINESS CASE)

                                  Page 4 of 11                    Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES
         POST-PETITION
             CURRENT LIABILITIES
30               Salaries and wages                                                             $     116,175
                                                                                                -------------
31               Payroll taxes                                                                  $           0
                                                                                                -------------
32               Real and personal property taxes                                               $   1,716,000
                                                                                                -------------
33               Bonus                                                                          $   1,193,993
                                                                                                -------------
34               Vacation                                                                       $      41,865
                                                                                                -------------
35               Sales and use tax payable                                                      $       1,727
                                                                                                -------------
36               Accounts payable (trade)                                                  A    $     789,689
                                                                                                -------------
37               Franchise Tax Payable                                                          $       8,035
                                                                                                -------------
38               Fringe Benefits Applied                                                        $     500,000
                                                                                                -------------
39               Accrued professional fees
                                                                                                -------------
40               Current portion of long-term post-petition debt (due within 12 months)
                                                                                                -------------
41               Other: Others                                                                  $      87,005
                        ---------------------------------------------------------------         -------------
42
                 ----------------------------------------------------------------------         -------------
43
                 ----------------------------------------------------------------------         -------------
44               TOTAL CURRENT LIABILITIES                                                        $4,454,489
                                                                                                -------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                               $           0
                                                                                                -------------
46               TOTAL POST-PETITION LIABILITIES                                                $   4,454,489
                                                                                                -------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47               Secured claims                                                            F    $   3,470,874
                                                                                                -------------
48               Priority unsecured claims                                                 F    $   2,450,424
                                                                                                -------------
49               General unsecured claims                                                  F    $ 334,750,161
                                                                                                -------------
50               TOTAL PRE-PETITION LIABILITIES                                                 $ 340,671,459
                                                                                                -------------
51               TOTAL LIABILITIES                                                              $ 345,125,948
                                                                                                -------------
     EQUITY (DEFICIT)
52       Retained Earnings/(Deficit) at time of filing  (1)                                     $(885,004,240)
                                                                                                -------------
53       Capital Stock                                                                          $      30,920
                                                                                                -------------
54       Additional paid-in capital                                                             $ 790,757,686
                                                                                                -------------
55       Warrants to purchase Common Stock                                                      $   6,328,173
                                                                                                -------------
56       Accum other comprehensive income                                                       $      77,412
                                                                                                -------------
57       Cumulative profit/(loss) since filing of case                                          $ (40,067,689)
                                                                                                -------------
         Preferred Stock                                                                        $ 638,677,904
                                                                                                -------------
58       Equity adjustment for pre-petition liabilities due to Chapter 11 filing                $  31,473,090
                                                                                                -------------
59               TOTAL EQUITY (DEFICIT)                                                         $ 542,273,256
                                                                                                -------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                     $ 887,399,204
                                                                                                =============


     NOTE:   (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.


                                  Page 5 of 11                    Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)
                                   Schedule A
                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings         ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE       PAST DUE
                                      [PRE AND POST PETITION]    [POST PETITION]   POST PETITION DEBT
                                      -----------------------   ----------------   ------------------
  0 -30 Days                                       $        0         $  789,689
                                      -----------------------   ----------------
  31-60 Days                                       $1,698,487
                                      -----------------------   ----------------
  61-90 Days                                       $1,626,408                              $       0
                                      -----------------------   ----------------   -----------------
  91+ Days                                         $3,857,083
                                      -----------------------   ----------------
  Total accounts receivable/payable                $7,181,978         $  789,689
                                      -----------------------   ================
  Allowance for doubtful accounts                  $1,921,867
                                      -----------------------
  Accounts receivable (net)                        $5,260,111
                                      =======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                    COST OF GOODS SOLD
                                                                                           -----------
                                    INVENTORY(IES)
                                      BALANCE AT
                                     END OF MONTH
                                    --------------
                                                      INVENTORY BEGINNING OF MONTH         $32,147,835
                                                                                           -----------
                                                      Add -
  Retail/Restaurants -                                  Net purchase
                                                                                           -----------
    Product for resale                                  Direct labor
                                    --------------                                         -----------
                                                        Manufacturing overhead
                                                                                           -----------
  Distribution -                                        Freight in
                                                                                           -----------
    Products for resale                                 Other:                             $         0
                                    --------------                                         -----------
                                                                                           $         0
                                                      ---------------------------------    -----------
  Manufacturer -                                                                           $         0
                                                      ---------------------------------    -----------
    Raw Materials                      $11,799,472
                                    --------------
    Work-in-progress                            $0    Less -
                                    --------------
    Finished goods                     $20,348,363      Inventory End of Month             $32,147,835
                                    --------------                                         -----------
                                                        Shrinkage
                                                                                           -----------
  Other - Explain                                                                          $         0
                                    --------------                                         -----------
  ------------------------------
                                                      Cost of Goods Sold                   $         0
  ------------------------------                                                           ===========
      TOTAL                            $32,147,835
                                    ==============

METHOD OF INVENTORY CONTROL
Do you have a functioning perpetual inventory system?

                 Yes   X     No
                     -----      -----

How often do you take a complete physical inventory?

  Weekly                              The Debtor conducted daily
                 ---------------      cycle count up until 7/31/01.
  Monthly                             This procedure substituted
                 ---------------      for physical inventories.
  Quarterly
                 ---------------
  Semi-annually
                 ---------------
  Annually
                 ---------------


INVENTORY VALUATION METHODS
Indicate by a checkmark method of inventory used.

Valuation methods -

  FIFO cost                       X
                                -----
  LIFO cost
                                -----
  Lower of cost or market
                                -----
  Retail method
                                -----
  Other
                                -----
    Explain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Date of last physical inventory was             10/1/97
                                       ----------------------------

Date of next physical inventory is      Not scheduled at this time.
                                       ----------------------------


                                  Page 6 of 11                    Revised 1/1/98

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                COST        MARKET VALUE
                                           ----        ------------
  None                                     $      0        $      0
  ----------------------------------    -----------    ------------

  ----------------------------------    -----------    ------------
  Total                                    $      0        $      0
                                        ===========    ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                        COST             BOOK VALUE
                                               ------------        ------------
Machinery & Equipment -

     Machinery & Equipment                     $ 15,514,825        $ 15,514,825
                                               ------------        ------------
        Accumulated Depreciation               $ (8,282,294)       $ (8,282,294)
                                               ------------        ------------
     Tooling                                   $  3,153,764        $  3,153,764
                                               ------------        ------------
        Accumulated Depreciation               $ (1,603,078)       $ (1,603,078)
                                               ------------        ------------
     Application Software                      $ 10,538,908        $ 10,538,908
                                               ------------        ------------
        Accumulated Depreciation               $ (6,661,420)       $ (6,661,420)
                                               ------------        ------------
     Computer Hardware                         $ 16,190,453        $ 16,190,453
                                               ------------        ------------
        Accumulated Depreciation               $(10,465,329)       $(10,465,329)
                                               ------------        ------------
     Demo Equipment                            $    182,478        $    182,478
                                               ------------        ------------
        Accumulated Depreciation               $    (56,796)       $    (56,796)
                                               ------------        ------------
     Ricochet Modems                           $    336,421        $    336,421
                                               ------------        ------------
        Accumulated Depreciation               $    (69,047)       $    (69,047)
                                               ------------        ------------
     Total                                     $ 18,778,885        $ 18,778,885
                                               ============        ============

Furniture & Fixtures -

     Office Furniture & Equipment              $  8,062,767        $  8,062,767
                                               ------------        ------------
        Accumulated Depreciation               $ (2,781,104)       $ (2,781,104)
                                               ------------        ------------
     Total                                     $  5,281,663        $  5,281,663
                                               ============        ============

Network  Equipment -

     Ricochet 2 Radios                         $116,712,185        $116,712,185
                                               ------------        ------------
        Accumulated Depreciation               $(24,542,363)       $(24,542,363)
                                               ------------        ------------
     Wired Access Points Assets                $161,418,372        $161,418,372
                                               ------------        ------------
        Accumulated Depreciation               $(40,951,337)       $(40,951,337)
                                               ------------        ------------
     Network Interface Facility                $  9,252,737        $  9,252,737
                                               ------------        ------------
        Accumulated Depreciation               $ (1,992,933)       $ (1,992,933)
                                               ------------        ------------
     Capitalized Interest                      $ 18,270,000        $ 18,270,000
                                               ------------        ------------
        Accumulated Amortization               $ (2,978,000)       $ (2,978,000)
                                               ------------        ------------
     Total                                     $235,188,661        $235,188,661
                                               ============        ============

Leasehold Improvements -

     Building Improvements                     $ 22,325,224        $ 22,325,224
                                               ------------        ------------
        Accumulated Depreciation               $ (2,299,859)       $ (2,299,859)
                                               ------------        ------------
     Total                                     $ 20,025,365        $ 20,025,365
                                               ============        ============

Vehicles -

     Vehicles                                  $  2,628,532        $  2,628,532
                                               ------------        ------------
        Accumulated Depreciation               $ (1,262,326)       $ (1,262,326)
                                               ------------        ------------
     Total                                     $  1,366,206        $  1,366,206
                                               ============        ============


                                  Page 7 of 11                    Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE(1)                               0-30 DAYS   31-60 DAYS   61-90 DAYS   91+ DAYS     TOTAL
                                               ---------   ----------   ----------   --------     -----
Federal
     Income Tax Withholding                    $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     FICA - Employee                           $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     FICA - Employer                           $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     Unemployment (FUTA)                       $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     Income                                    $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     Other (Attach List)                       $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
TOTAL FEDERAL TAXES                            $       0   $        0   $        0   $      0   $        0
                                               ---------   ----------   ----------   --------   ----------
STATE AND LOCAL
     Income Tax Withholding                    $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     Unemployment (UT)                         $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     Disability Insurance (DI)                 $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     Empl. Training Tax (ETT)                  $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     Sales and Use Tax                         $   1,727                                        $    1,727
                                               ---------   ----------   ----------   --------   ----------
     Excise                                    $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     Real property                             $ 165,000                                        $  165,000
                                               ---------   ----------   ----------   --------   ----------
     Personal property                         $ 517,000   $1,034,000                           $1,551,000
                                               ---------   ----------   ----------   --------   ----------
     Income                                    $       0                                        $        0
                                               ---------   ----------   ----------   --------   ----------
     Other (Franchise Tax)                     $       0   $    2,126   $    5,909              $    8,035
                                               ---------   ----------   ----------   --------   ----------
TOTAL STATE & LOCAL TAXES                      $ 683,727   $1,036,126   $    5,909   $      0   $1,725,762
                                               ---------   ----------   ----------   --------   ----------
TOTAL TAXES                                    $ 683,727   $1,036,126   $    5,909   $      0   $1,725,762
                                               =========   ==========   ==========   ========   ==========

(1) ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                 CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -       AMOUNT       AMOUNT(B),(1)
                                               ------------    ------------
     Secured claims(a)                         $  3,470,874    $  3,470,874
                                               ------------    ------------
     Priority claims other than taxes          $      4,650    $      4,650
                                               ------------    ------------
     Priority tax claims                       $  1,979,948    $  2,445,774
                                               ------------    ------------
     General unsecured claims                  $961,883,175    $334,750,161
                                               ------------    ------------

    (a) List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

    (1) Estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION

                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                           ACCOUNT 1       ACCOUNT 2      ACCOUNT 3      ACCOUNT 4
                                           ---------       ---------      ---------      ---------
Bank                                     Please refer to attached statement.
                                         -------------   -------------  -------------  -------------
Account Type
                                         -------------   -------------  -------------  -------------
Account No.
                                         -------------   -------------  -------------  -------------
Account Purpose
                                         -------------   -------------  -------------  -------------
Balance, End of Month
                                         -------------   -------------  -------------  -------------
Total Funds on Hand for all Accounts      $171,749,015
                                         -------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.


                                  Page 8 of 11                    Revised 1/1/98

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                      ACCOUNT NO.         ACCOUNT TYPE                 ACCOUNT PURPOSE

Banks
Wells Fargo General Account                          4487-098311        General Banking                General Banking
Wells Fargo Controlled Disbursement Account          4759-600877        General Banking                General Banking
Wells Fargo Southeast PC Account                     4375-685799        General Banking                General Banking
Wells Fargo Northeast Account                        4375-685815        General Banking                General Banking
Wells Fargo Western Region Account                   4375-685823        General Banking                General Banking
Wells Fargo Northern Central Account                 4375-686193        General Banking                General Banking
Wells Fargo Ricochet Account                         4487-098485        General Banking                General Banking
Wells Fargo Metricom Account                         4496-812934        General Banking                General Banking
Wells Fargo Flex Benefits Account                    4761-067420        General Banking                General Banking
Wells Fargo Medical Benefits Account                 4761-067438        General Banking                General Banking
Wells Fargo LLC Account                              4487-099655        General Banking                General Banking
Union Bank of Californina                            6450-135869        General Banking                General Banking
Union Bank of Californina - Payroll                  6450-136792        General Banking                General Banking
Union Bank of Californina - General                   2180043112        CHPT. 11 Banking               General Banking
Union Bank of Californina - General                   2180043244        CHPT. 11 Banking               General Banking
Union Bank of Californina - Payroll                   2180043252        CHPT. 11 Banking               General Banking
Union Bank of Californina - Tax                       2180043260        CHPT. 11 Banking               General Banking
Union Bank of Californina - Medical                   2180043279        CHPT. 11 Banking               General Banking
Union Bank of Californina - Flex Benefits             2180043287        CHPT. 11 Banking               General Banking
Union Bank of Californina - Escrow                    2180043740        CHPT. 11 Banking               General Banking
Union Bank of Californina - General Pre-petition      2180043147        General Banking                General Banking
Union Bank of Californina - Payroll Pre-petition      2180043155        General Banking                General Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                                 881-881235108      Money Market Funds    Account invests in A1/P1 funds only
Fidelity Institutional                             0059-00493084842    Money Market Funds    Account invests in A1/P1 funds only
JP Morgan Institutional                                5012931         Money Market Funds    Account invests in A1/P1 funds only
Dreyfus Institutional                               288-0981002876     Money Market Funds    Account invests in A1/P1 funds only

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                                000MB2890-1       Investments in CP,    Account invests in A1/P1 funds only
                                                                       Money Market Funds,
                                                                           Treasuries
Morgan Stanley & Co.                                  14-78C44-1       Investments in CP,    Account invests in A1/P1 funds only
                                                                       Money Market Funds,
                                                                           Treasuries
Salomon Smith Barney                                 449-0H399-19      Investments in CP,    Account invests in A1/P1 funds only
                                                                       Money Market Funds,
                                                                           Treasuries
Lehman Brothers                                      833-79266-15      Investments in CP,    Account invests in A1/P1 funds only
                                                                       Money Market Funds,
                                                                           Treasuries
Wells Fargo Asset Mgmt                                  138816         Investments in CP,    Account invests in A1/P1 funds only
                                                                       Money Market Funds,
                                                                           Treasuries
Wells Fargo Asset Mgmt Pledged                         2215431         Investments in CP,       Account holds collateral for
                                                                       Money Market Funds,      outstanding Letters of Credit
                                                                           Treasuries
LT INVESTMENTS
Bank One                                              204821-000      Government T-Strips    Restricted Bonds for Coupon payments
State Street Bank                                     127415-010      Money Market account     Escrow account for Tim Dreisbach

EQUITY INVESTMENTS
Lehman Brothers                                      833-41241-15       Equity stake in         Own 20,700 stake in PKTR at a
                                                                        Packeteer, Inc.           purchase price of $0.25
Petty Cash on hand

                                                      9/30/01        9/30/01
                                                   BOOK BALANCE   BOOK BALANCE

Banks
Wells Fargo General Account                                $963           $963
Wells Fargo Controlled Disbursement Account                  $0             $0
Wells Fargo Southeast PC Account                             $0             $0
Wells Fargo Northeast Account                                $0             $0
Wells Fargo Western Region Account                           $0             $0
Wells Fargo Northern Central Account                         $0             $0
Wells Fargo Ricochet Account                                 $0             $0
Wells Fargo Metricom Account                                 $0             $0
Wells Fargo Flex Benefits Account                            $0             $0
Wells Fargo Medical Benefits Account                         $0             $0
Wells Fargo LLC Account                                      $0             $0
Union Bank of Californina                                    $0             $0
Union Bank of Californina - Payroll                          $0             $0
Union Bank of Californina - General                          $0             $0
Union Bank of Californina - General                    $634,514      ($311,202)
Union Bank of Californina - Payroll                     $81,040        $50,095
Union Bank of Californina - Tax                              $0             $0
Union Bank of Californina - Medical                         $39            $39
Union Bank of Californina - Flex Benefits                $2,995         $2,995
Union Bank of Californina - Escrow                         $100           $100
Union Bank of Californina - General Pre-petition             $0             $0
Union Bank of Californina - Payroll Pre-petition             $0             $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                                 $51,900,400    $51,900,400
Fidelity Institutional                              $32,812,470    $32,812,470
JP Morgan Institutional                                      $0             $0
Dreyfus Institutional                                        $0             $0

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                                $6,188,452     $6,188,452


Morgan Stanley & Co.                                $38,963,356    $38,963,356


Salomon Smith Barney                                         $0             $0


Lehman Brothers                                      $1,200,294     $1,200,294


Wells Fargo Asset Mgmt                                   $2,116         $2,116


Wells Fargo Asset Mgmt Pledged                       $2,042,889     $2,042,889


LT INVESTMENTS
Bank One                                           $ 38,542,957    $38,542,957
State Street Bank                                  $    286,058       $286,058

EQUITY INVESTMENTS
Lehman Brothers                                    $     66,033   $     66,033

Petty Cash on hand                                 $      1,000   $      1,000
                                                   ------------   ------------
                                                   $172,725,675   $171,749,015
                                                   ============   ============


                                  Page 9 of 11                    Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED     09/30/01
                                           -----------------

                                                                    Actual            Cumulative
                                                                 Current Month      (Case to Date)
                                                                 -------------      --------------
     CASH RECEIPTS
 1     Rent/Leases Collected
                                                                 -------------      -------------
 2     Cash Received from Sales                                                     $     759,630
                                                                 -------------      -------------
 3     Interest Received                                         $     398,371      $   1,288,222
                                                                 -------------      -------------
 4     Borrowings
                                                                 -------------      -------------
 5     Funds from Shareholders, Partners, or Other Insiders
                                                                 -------------      -------------
 6     Capital Contributions
                                                                 -------------      -------------
 7     Legal Settlement                                                             $       9,000
       -----------------------------------------------------     -------------      -------------
 8     Proceeds from sale of common stock in Packeteer, Inc.                        $   1,810,635
       -----------------------------------------------------     -------------      -------------
 9     Interest Accrued on Government Strip                      $     (53,247)     $     358,596
       -----------------------------------------------------     -------------      -------------
10     Unrealized gain on short term investment                                     $       4,661
       -----------------------------------------------------     -------------      -------------
11     Proceeds from sale of fixed assets                                           $     172,548
       -----------------------------------------------------     -------------      -------------
12     TOTAL CASH RECEIPTS                                       $     345,124      $   4,403,292
                                                                 -------------      -------------

     CASH DISBURSEMENTS
13     Payments for Inventory
                                                                 -------------      -------------
14     Selling                                                   ($     47,943)     $           0
                                                                 -------------      -------------
15     Administrative                                            $     859,622      $   8,216,440
                                                                 -------------      -------------
16     Capital Expenditures
                                                                 -------------      -------------
17     Principal Payments on Debt
                                                                 -------------      -------------
18     Interest Paid
                                                                 -------------      -------------
     Rent/Lease:
19     Personal Property
                                                                 -------------      -------------
20     Real Property                                             $       3,492      $   3,837,971
                                                                 -------------      -------------
     Amount Paid to Owner(s)/Officer(s)
21     Salaries                                                  $      25,814      $     179,034
                                                                 -------------      -------------
22     Draws
                                                                 -------------      -------------
23     Commissions/Royalties
                                                                 -------------      -------------
24     Expense Reimbursements                                    $          90      $       7,560
                                                                 -------------      -------------
25     Other                                                                        $       2,500
                                                                 -------------      -------------
26     Salaries/Commissions (less employee withholding)          $     330,775      $   2,917,973
                                                                 -------------      -------------
27     Management Fees
                                                                 -------------      -------------
     Taxes:
28     Employee Withholding                                      $     240,946      $   1,732,008
                                                                 -------------      -------------
29     Employer Payroll Taxes                                    $      29,897      $     303,582
                                                                 -------------      -------------
30     Real Property Taxes                                                          $      16,822
                                                                 -------------      -------------
31     Other Taxes                                               $       7,562      $      97,353
                                                                 -------------      -------------
32     Other Cash Outflows:
                                                                 -------------      -------------
33     ESPP refund                                                                  $     512,394
       -----------------------------------------------------     -------------      -------------
34     Employee Expense Reimbursements                           $      16,975      $     186,824
       -----------------------------------------------------     -------------      -------------
35     Severance                                                 $     167,436      $     446,379
       -----------------------------------------------------     -------------      -------------
36     Reverse the unrealized gain for Packeteer Shares(1)       $      62,812      $   1,528,433
       -----------------------------------------------------     -------------      -------------
37
       -----------------------------------------------------     -------------      -------------
38     TOTAL CASH DISBURSEMENTS:                                 $   1,697,478      $  19,985,273
                                                                 -------------      -------------
39     NET INCREASE (DECREASE) IN CASH                           ($  1,352,354)     ($ 15,581,981)
                                                                 -------------      -------------
40     CASH BALANCE, BEGINNING OF PERIOD                         $ 173,101,369      $ 187,330,996
                                                                 -------------      -------------
41     CASH BALANCE, END OF PERIOD                               $ 171,749,015      $ 171,749,015
                                                                 =============      =============

Notes:
(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.


                                 Page 10 of 11                    Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                     For the Month Ended      09/30/01
                                         ------------------

     CASH FLOWS FROM OPERATING ACTIVITIES                                                  ACTUAL            CUMULATIVE
                                                                                        CURRENT MONTH      (CASE TO DATE)
                                                                                        -------------      -------------
 1     Cash Received from Sales                                                                            $     759,630
                                                                                        -------------      -------------
 2     Rent/Leases Collected
                                                                                        -------------      -------------
 3     Interest Received                                                                $     398,371      $   1,288,222
                                                                                        -------------      -------------
 4     Cash Paid to Suppliers
                                                                                        -------------      -------------
 5     Cash Paid for Selling Expenses                                                   $     (47,943)     $           0
                                                                                        -------------      -------------
 6     Cash Paid for Administrative Expenses                                            $     859,622      $   8,216,440
                                                                                        -------------      -------------
     Cash Paid for Rents/Leases:
 7     Personal Property
                                                                                        -------------      -------------
 8     Real Property                                                                    $       3,492      $   3,837,971
                                                                                        -------------      -------------
 9     Cash Paid for Interest
                                                                                        -------------      -------------
10     Cash Paid for Net Payroll and Benefits                                           $     330,775      $   2,917,973
                                                                                        -------------      -------------
     Cash Paid to Owner(s)/Officer(s)
11     Salaries                                                                         $      25,814      $     179,034
                                                                                        -------------      -------------
12     Draws
                                                                                        -------------      -------------
13     Commissions/Royalties
                                                                                        -------------      -------------
14     Expense Reimbursements                                                           $          90      $       7,560
                                                                                        -------------      -------------
15     Other                                                                                               $       2,500
                                                                                        -------------      -------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.
16     Employer Payroll Tax                                                             $      29,897      $     303,582
                                                                                        -------------      -------------
17     Employee Withholdings                                                            $     240,946      $   1,732,008
                                                                                        -------------      -------------
18     Real Property Taxes                                                                                 $      16,822
                                                                                        -------------      -------------
19     Other Taxes                                                                      $       7,562      $      97,353
                                                                                        -------------      -------------
20     Cash Paid for General Expenses
                                                                                        -------------      -------------
21     Other cash inflows:
       ----------------------------------------------------------------------------     -------------      -------------
22     Legal settlement                                                                                    $       9,000
       ----------------------------------------------------------------------------     -------------      -------------
23     Proceeds from sale of common stock in Packeteer, Inc.                                               $   1,810,635
       ----------------------------------------------------------------------------     -------------      -------------
24     Interest accrued on government strip                                             $     (53,247)     $     358,596
       ----------------------------------------------------------------------------     -------------      -------------
       Unrealized gain on short term investment                                                            $       4,661
       ----------------------------------------------------------------------------     -------------      -------------
       Proceeds from sale of fixed assets                                                                  $     172,548
       ----------------------------------------------------------------------------     -------------      -------------
       Other cash outflows:
       ----------------------------------------------------------------------------     -------------      -------------
       ESPP refund                                                                                         $     512,394
       ----------------------------------------------------------------------------     -------------      -------------
       Employee expense reimbursement                                                   $      16,975      $     186,824
       ----------------------------------------------------------------------------     -------------      -------------
       Severance                                                                        $     167,436      $     446,379
       ----------------------------------------------------------------------------     -------------      -------------
25     Reverse the unrealized gain on Packeteer shares (1)                              $      62,812      $   1,528,433
       ----------------------------------------------------------------------------     -------------      -------------
26
       ----------------------------------------------------------------------------     -------------      -------------
27     NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS     $  (1,352,354)     $ (15,581,981)
                                                                                        -------------      -------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28     Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                        -------------      -------------
29     Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                        -------------      -------------
30     U.S. Trustee Quarterly Fees
                                                                                        -------------      -------------
31
       ----------------------------------------------------------------------------     -------------      -------------
32     NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                 $           0      $           0
                                                                                        -------------      -------------
33     NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS       $  (1,352,354)     $ (15,581,981)
                                                                                        -------------      -------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34     Capital Expenditures
                                                                                        -------------      -------------
35     Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                        -------------      -------------
36
       ----------------------------------------------------------------------------     -------------      -------------
37     NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                 $           0      $           0
                                                                                        -------------      -------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38     Net Borrowings (Except Insiders)
                                                                                        -------------      -------------
39     Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                        -------------      -------------
40     Capital Contributions
                                                                                        -------------      -------------
41     Principal Payments
                                                                                        -------------      -------------
42
       ----------------------------------------------------------------------------     -------------      -------------
43     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                 $           0      $           0
                                                                                        -------------      -------------
44     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                             ($  1,352,354)     ($ 15,581,981)
                                                                                        -------------      -------------
45     CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                  $ 173,101,369      $ 187,330,996
                                                                                        -------------      -------------
46     CASH AND CASH EQUIVALENTS AT END OF MONTH                                        $ 171,749,015      $ 171,749,015
                                                                                        =============      =============

Notes:
(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.



                                 Page 11 of 11                    Revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re:  Metricom Finance, Inc.                       CASE NO.           01-53297
                                                             -------------------

                                                     CHAPTER 11
                                                     MONTHLY OPERATING REPORT
                                                     (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:   Sep-01                        PETITION DATE:   07/02/01
                    -------------                                  -------------

1.      Debtor in possession (or trustee) hereby submits this Monthly Operating
        Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

        Dollars reported in   $1
                              --

2.      ASSET AND LIABILITY STRUCTURE                         END OF CURRENT MONTH     END OF PRIOR MONTH      AS OF PETITION FILING
                                                              --------------------     ------------------      ---------------------
        a.  Current Assets                                                      $0                     $0
                                                              --------------------     ------------------
        b.  Total Assets                                                        $0                     $0                         $0
                                                              --------------------     ------------------      ---------------------
        c.  Current Liabilities                                                 $0                     $0
                                                              --------------------     ------------------
        d.  Total Liabilities                                                   $0                     $0                         $0
                                                              --------------------     ------------------      ---------------------

                                                                                                                     CUMULATIVE
3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH      CURRENT MONTH            PRIOR MONTH             (CASE TO DATE)
                                                                  -------------            -----------             --------------

        a.  Total Receipts                                                      $0                     $0                         $0
                                                              --------------------     ------------------      ---------------------
        b.  Total Disbursements                                                 $0                     $0                         $0
                                                              --------------------     ------------------      ---------------------
        c.  Excess (Deficiency) of Receipts Over
            Disbursements (a - b)                                               $0                     $0                         $0
                                                              --------------------     ------------------      ---------------------
        d.  Cash Balance Beginning of Month                                     $0                     $0                         $0
                                                              --------------------     ------------------      ---------------------
        e.  Cash Balance End of Month (c + d)                                   $0                     $0                         $0
                                                              --------------------     ------------------      ---------------------
                                                                                                                     CUMULATIVE
                                                                  CURRENT MONTH            PRIOR MONTH             (CASE TO DATE)
                                                                  -------------            -----------             --------------

4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                          $0                     $0                         $0
                                                              --------------------     ------------------      ---------------------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $0                     $0
                                                              --------------------     ------------------
6.      POST-PETITION LIABILITIES                                               $0                     $0
                                                              --------------------     ------------------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                  $0                     $0
                                                              --------------------     ------------------

AT THE END OF THIS REPORTING MONTH:                                                                         YES             NO
                                                                                                            ---             --
8.      Have any payments been made on pre-petition debt, other than payments in the normal
        course to secured creditors or lessors? (if yes, attach listing including date of                                    x
        payment, amount of payment and name of payee)                                                  ------------     ------------

9.      Have any payments been made to professionals?  (if yes, attach listing including date of
        payment, amount of payment and name of payee)                                                                        x
                                                                                                       ------------     ------------

10.     If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                       ------------

11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and reason for payment,
        and name of payee)                                                                                                   x
                                                                                                       ------------     ------------

12.     Is the estate insured for replacement cost of assets and for general liability?                     x
                                                                                                       ------------

13.     Are a plan and disclosure statement on file?                                                                         x
                                                                                                       ------------     ------------

14.     Was there any post-petition borrowing during this reporting period?                                                  x
                                                                                                       ------------     ------------

15.     Check if paid: Post-petition taxes     ;       U.S. Trustee Quarterly Fees     Check if filing is current for: Post-petition
                                           ----                                   -----
        tax reporting and tax returns:        .
                                           ----

        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:     10/18/01                    /s/ David J. Pangburn
     ------------------               ------------------------------------------
                                      Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                      For the Month Ended       09/30/01
                                          -------------------

             CURRENT MONTH
----------------------------------------
   ACTUAL       FORECAST      VARIANCE
   ------       --------      --------                                                            CUMULATIVE        NEXT MONTH
                                                                                                (CASE TO DATE)      FORECAST
                                                                                                --------------      --------
                                                 REVENUES:

         $0            $0            $0      1   Gross Sales                                                $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0      2   less: Sales Returns & Allowances                           $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0      3   Net Sales                                                  $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0      4   less: Cost of Goods Sold (Schedule 'B')                    $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0      5   Gross Profit                                               $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0      6   Interest                                                   $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0      7   Other Income:                                              $0               $0
------------  ------------   -----------                      ---------------------------       ---------------   --------------
                                             8
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
                                             9
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
         $0            $0            $0     10      TOTAL REVENUES                                          $0               $0
------------  ------------   -----------                                                        ---------------   --------------
                                                 EXPENSES:
         $0            $0            $0     11   Compensation to Owner(s)/Officer(s)                        $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     12   Salaries                                                   $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     13   Commissions                                                $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     14   Contract Labor                                             $0               $0
------------  ------------   -----------                                                        ---------------   --------------
                                                 Rent/Lease:
         $0            $0            $0     15   Personal Property                                          $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     16   Real Property                                              $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     17   Insurance                                                  $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     18   Management Fees                                            $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     19   Depreciation                                               $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     20   Taxes:                                                     $0               $0
                                                     Employer Payroll Taxes
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     21       Real Property Taxes                                    $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     22       Other Taxes                                            $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     23   Other Selling                                              $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     24   Other Administrative                                       $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     25   Interest                                                   $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     26   Other Expenses:                                            $0               $0
------------  ------------   -----------                        -------------------------       ---------------   --------------
         $0            $0            $0     27                                                              $0               $0
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
         $0            $0            $0     28                                                              $0               $0
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
         $0            $0            $0     29                                                              $0               $0
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
         $0            $0            $0     30                                                              $0               $0
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
         $0            $0            $0     31                                                              $0               $0
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
         $0            $0            $0     32                                                              $0               $0
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
         $0            $0            $0     33                                                              $0               $0
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
         $0            $0            $0     34                                                              $0               $0
------------  ------------   -----------       ------------------------------------------       ---------------   --------------
         $0            $0            $0     35       TOTAL EXPENSES                                         $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     36 SUBTOTAL                                                     $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     37 REORGANIZATION ITEMS:                                        $0               $0
                                                 Professional Fees
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     38   Provisions for Rejected Executory
                                                 Contracts                                                  $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     39   Interest Earned on Accumulated Cash from                   $0               $0
------------  ------------   -----------         Resulting Chp 11 Case                          ---------------   --------------

         $0            $0            $0     40   Gain or (Loss) from Sale of Equipment                      $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     41   U.S. Trustee Quarterly Fees                                $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     42                                                              $0               $0
------------  ------------   -----------      -------------------------------------------       ---------------   --------------
         $0            $0            $0     43        TOTAL REORGANIZATION ITEMS                            $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE
                                                TAXES                                                       $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     45  Federal & State Income Taxes                                $0               $0
------------  ------------   -----------                                                        ---------------   --------------
         $0            $0            $0     46  NET PROFIT (LOSS)                                           $0               $0
============  ============   ===========                                                        ===============   ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                     FOR THE MONTH ENDED      09/30/01
                                        --------------------

  ASSETS

                                                                  FROM SCHEDULES                  MARKET VALUE
                                                                  --------------                  ------------
    CURRENT ASSETS
 1    Cash and cash equivalents - unrestricted                                                              $0
                                                                                               ----------------
 2    Cash and cash equivalents - restricted                                                                $0
                                                                                               ----------------
 3    Accounts receivable (net)                                         A                                   $0
                                                                                               ----------------
 4    Inventory                                                         B                                   $0
                                                                                               ----------------
 5    Prepaid expenses                                                                                      $0
                                                                                               ----------------
 6    Professional retainers                                                                                $0
                                                                                               ----------------
 7    Other:                                                                                                $0
            ------------------------------------------------                                   ----------------
 8
      ------------------------------------------------------                                   ----------------
 9            TOTAL CURRENT ASSETS                                                                          $0
                                                                                               ----------------

    PROPERTY AND EQUIPMENT (MARKET VALUE)

10    Real property                                                     C                                   $0
                                                                                               ----------------
11    Machinery and equipment                                           D                                   $0
                                                                                               ----------------
12    Furniture and fixtures                                            D                                   $0
                                                                                               ----------------
13    Office equipment                                                  D                                   $0
                                                                                               ----------------
14    Leasehold improvements                                            D                                   $0
                                                                                               ----------------
15    Vehicles                                                          D                                   $0
                                                                                               ----------------
16    Other:                                                            D                                   $0
            ------------------------------------------------                                   ----------------
17                                                                      D                                   $0
      ------------------------------------------------------                                   ----------------
18                                                                      D                                   $0
      ------------------------------------------------------                                   ----------------
19                                                                      D                                   $0
      ------------------------------------------------------                                   ----------------
20                                                                      D                                   $0
      ------------------------------------------------------                                   ----------------
21            TOTAL PROPERTY AND EQUIPMENT                                                                  $0
                                                                                               ----------------
    OTHER ASSETS

22    Loans to shareholders                                                                                 $0
                                                                                               ----------------
23    Loans to affiliates                                                                                   $0
                                                                                               ----------------
24

      ------------------------------------------------------                                   ----------------
25

      ------------------------------------------------------                                   ----------------
26

      ------------------------------------------------------                                   ----------------
27

      ------------------------------------------------------                                   ----------------
28           TOTAL OTHER ASSETS                                                                            $0
                                                                                               ----------------
29           TOTAL ASSETS                                                                                  $0
                                                                                               ================

     NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

          POST-PETITION

               CURRENT LIABILITIES

30    Salaries and wages                                                                                    $0
                                                                                               ----------------
31    Payroll taxes                                                                                         $0
                                                                                               ----------------
32    Real and personal property taxes                                                                      $0
                                                                                               ----------------
33    Income taxes                                                                                          $0
                                                                                               ----------------
34    Sales taxes                                                                                           $0
                                                                                               ----------------
35    Notes payable (short term)                                                                            $0
                                                                                               ----------------
36    Accounts payable (trade)                                          A                                   $0
                                                                                               ----------------
37    Real property lease arrearage                                                                         $0
                                                                                               ----------------
38    Personal property lease arrearage                                                                     $0
                                                                                               ----------------
39    Accrued professional fees                                                                             $0
                                                                                               ----------------
40    Current portion of long-term post-petition debt
      (due within 12 months)                                                                                $0
                                                                                               ----------------
41    Other:                                                                                                $0
            ------------------------------------------------                                   ----------------
42

      ------------------------------------------------------                                   ----------------
43

      ------------------------------------------------------                                   ----------------
44    TOTAL CURRENT LIABILITIES                                                                             $0
                                                                                               ----------------
45    LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                  $0
                                                                                               ----------------
46    TOTAL POST-PETITION LIABILITIES                                                                       $0
                                                                                               ----------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47    Secured claims                                                    F                                   $0
                                                                                               ----------------
48    Priority unsecured claims                                         F                                   $0
                                                                                               ----------------
49    General unsecured claims                                          F                                   $0
                                                                                               ----------------
50    TOTAL PRE-PETITION LIABILITIES                                                                        $0
                                                                                               ----------------
51    TOTAL LIABILITIES                                                                                     $0
                                                                                               ----------------
       EQUITY (DEFICIT)

52    Retained Earnings/(Deficit) at time of filing                                                         $0
                                                                                               ----------------
53    Capital Stock                                                                                         $0
                                                                                               ----------------
54    Additional paid-in capital                                                                            $0
                                                                                               ----------------
55    Cumulative profit/(loss) since filing of case                                                         $0
                                                                                               ----------------
56    Post-petition contributions/(distributions) or (draws)                                                $0
                                                                                               ----------------
57
      ------------------------------------------------------                                   ----------------
58    Market value adjustment                                                                               $0
                                                                                               ----------------
59            TOTAL EQUITY (DEFICIT)                                                                        $0
                                                                                               ----------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                $0
                                                                                               ================

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                        ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                                     [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
                                                     -----------------------      ---------------      ------------------
     0 -30 Days                                                          $0                   $0
                                                     -----------------------      ---------------
     31-60 Days                                                          $0                   $0
                                                     -----------------------      --------------
     61-90 Days                                                          $0                   $0                      $0
                                                     -----------------------      --------------       ------------------
     91+ Days                                                            $0                   $0
                                                     -----------------------      --------------
     Total accounts receivable/payable                                   $0                   $0
                                                     -----------------------      ==============
     Allowance for doubtful accounts                                     $0
                                                     ----------------------
     Accounts receivable (net)                                           $0
                                                     ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                        COST OF GOODS SOLD
----------------------------------                        ------------------
                               INVENTORY(IES)
                                BALANCE AT
                               END OF MONTH               INVENTORY BEGINNING OF MONTH
                                                                                                                    $0
                                                                                                 ----------------------
                                                          Add -
Retail/Restaurants -                                        Net purchase                                            $0
                                                                                                 ----------------------
  Product for resale                         $0             Direct labor                                            $0
                           ---------------------                                                 ----------------------
                                                            Manufacturing overhead                                  $0
                                                                                                 ----------------------
Distribution -                                              Freight in                                              $0
                                                                                                 ----------------------
  Products for resale                        $0             Other:                                                  $0
                           ---------------------                                                 ----------------------

                                                            ----------------------------------   ----------------------
Manufacturer -
                                                            ----------------------------------   ----------------------
  Raw Materials                              $0
                           ---------------------
  Work-in-progress                           $0           Less -
                           ---------------------
  Finished goods                             $0             Inventory End of Month                                  $0
                           ---------------------                                                 ----------------------
                                                            Shrinkage                                               $0
                                                                                                 ----------------------
Other - Explain                              $0             Personal Use                                            $0
                           ---------------------                                                 ----------------------

-------------------------
                                                          Cost of Goods Sold                                        $0
-------------------------                                                                        ======================
    TOTAL                                     $0
                           =====================

METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.
            Yes           No
                ------       -------
How often do you take a complete physical inventory?                    Valuation methods -
                                                                            FIFO cost
                                                                                                                       ---
  Weekly                                                                    LIFO cost
                      -------                                                                                          ---
  Monthly                                                                   Lower of cost or market
                      -------                                                                                          ---
  Quarterly                                                                 Retail method
                      -------                                                                                          ---
  Semi-annually                                                             Other
                      -------                                                                                          ---
  Annually                                                                    Explain
                      -------
Date of last physical inventory was      Not Applicable
                                         ------------------------------     --------------------------------------------------------

                                                                            --------------------------------------------------------
Date of next physical inventory is       Not Applicable
                                         ------------------------------     --------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                        COST                   MARKET VALUE
                                                                                   ----                   ------------
       None                                                                                  $0                           $0
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                        COST                   MARKET VALUE
                                                                                   ----                   ------------
Machinery & Equipment -
       None                                                                                  $0                           $0
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Furniture & Fixtures -
       None                                                                                  $0                           $0
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Office Equipment -
       None                                                                                  $0                           $0
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Leasehold Improvements -
       None                                                                                  $0                           $0
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Vehicles -
       None                                                                                  $0                           $0
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                     0-30 DAYS         31-60 DAYS      61-90 DAYS      91+ DAYS          TOTAL
                                                  ---------         ----------      ----------      --------          -----
Federal
        Income Tax Withholding                              $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        FICA - Employee                                     $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        FICA - Employer                                     $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Unemployment (FUTA)                                 $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Income                                              $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Other (Attach List)                                 $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
TOTAL FEDERAL TAXES                                         $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
STATE AND LOCAL

        Income Tax Withholding                              $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Unemployment (UT)                                   $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Disability Insurance (DI)                           $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Empl. Training Tax (ETT)                            $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Sales                                               $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Excise                                              $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Real property                                       $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Personal property                                   $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Income                                              $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
        Other (Attach List)                                 $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
TOTAL STATE & LOCAL TAXES                                   $0                $0              $0            $0               $0
                                                ---------------  ---------------- --------------- -------------    -------------
TOTAL TAXES                                                 $0                $0              $0            $0               $0
                                                ===============  ================ =============== =============    =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                          CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                AMOUNT         AMOUNT (B)
-------------------------------------------                                                ------         ----------
        Secured claims  (a)                                                                         $0              $0
                                                                                      ----------------- ---------------
        Priority claims other than taxes                                                            $0              $0
                                                                                      ----------------- ---------------
        Priority tax claims                                                                         $0              $0
                                                                                      ----------------- ---------------
        General unsecured claims                                                                    $0              $0
                                                                                      ----------------- ---------------

       (a)      List total amount of claims even it under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                    ACCOUNT 1           ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                                                    ---------           ---------         ---------        ---------
Bank                                                  None
                                                -----------------  ------------------ ----------------- ---------------
Account Type

                                                -----------------  ------------------ ----------------- ---------------
Account No.
                                                -----------------  ------------------ ----------------- ---------------
Account Purpose

                                                -----------------  ------------------ ----------------- ---------------
Balance, End of Month

                                                -----------------  ------------------ ----------------- ---------------
Total Funds on Hand for all Accounts                          $0
                                                =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                     FOR THE MONTH ENDED     09/30/01
                                         ----------------

                                                                                                 Actual                Cumulative
                                                                                              Current Month          (Case to Date)
                                                                                              -------------          --------------
     CASH RECEIPTS

1           Rent/Leases Collected                                                                        $0                    $0
                                                                                              --------------         -------------
2           Cash Received from Sales                                                                     $0                    $0
                                                                                              --------------         -------------
3           Interest Received                                                                            $0                    $0
                                                                                              --------------         -------------
4           Borrowings                                                                                   $0                    $0
                                                                                              --------------         -------------
5           Funds from Shareholders, Partners, or Other Insiders                                         $0                    $0
                                                                                              --------------         -------------
6           Capital Contributions                                                                        $0                    $0
                                                                                              --------------         -------------
7
            ------------------------------------------------------------------                --------------         -------------
8
            ------------------------------------------------------------------                --------------         -------------
9
            ------------------------------------------------------------------                --------------         -------------
10
            ------------------------------------------------------------------                --------------         -------------
11
            ------------------------------------------------------------------                --------------         -------------

12                TOTAL CASH RECEIPTS                                                                    $0                    $0
                                                                                              --------------         -------------
     CASH DISBURSEMENTS

13          Payments for Inventory                                                                       $0                    $0
                                                                                              --------------         -------------
14          Selling                                                                                      $0                    $0
                                                                                              --------------         -------------
15          Administrative                                                                               $0                    $0
                                                                                              --------------         -------------
16          Capital Expenditures                                                                         $0                    $0
                                                                                              --------------         -------------
17          Principal Payments on Debt                                                                   $0                    $0
                                                                                              --------------         -------------
18          Interest Paid                                                                                $0                    $0
                                                                                              --------------         -------------
            Rent/Lease:
19                Personal Property                                                                      $0                    $0
                                                                                              --------------         -------------
20                Real Property                                                                          $0                    $0
                                                                                              --------------         -------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries                                                                               $0                    $0
                                                                                              --------------         -------------
22                Draws                                                                                  $0                    $0
                                                                                              --------------         -------------
23                Commissions/Royalties                                                                  $0                    $0
                                                                                              --------------         -------------
24                Expense Reimbursements                                                                 $0                    $0
                                                                                              --------------         -------------
25                Other                                                                                  $0                    $0
                                                                                              --------------         -------------
26          Salaries/Commissions (less employee withholding)                                             $0                    $0
                                                                                              --------------         -------------
27          Management Fees                                                                              $0                    $0
                                                                                              --------------         -------------
            Taxes:
28                Employee Withholding                                                                   $0                    $0
                                                                                              --------------         -------------
29                Employer Payroll Taxes                                                                 $0                    $0
                                                                                              --------------         -------------
30                Real Property Taxes                                                                    $0                    $0
                                                                                              --------------         -------------
31                Other Taxes                                                                            $0                    $0
                                                                                              --------------         -------------
32          Other Cash Outflows:                                                                         $0                    $0
                                                                                              --------------         -------------
33

                  ------------------------------------------------------------                --------------         -------------
34

                  ------------------------------------------------------------                --------------         -------------
35

                  ------------------------------------------------------------                --------------         -------------
36

                  ------------------------------------------------------------                --------------         -------------
37

                  ------------------------------------------------------------                --------------         -------------

38                TOTAL CASH DISBURSEMENTS:                                                              $0                    $0
                                                                                              --------------         -------------
39   NET INCREASE (DECREASE) IN CASH                                                                     $0                    $0
                                                                                              --------------         -------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                                   $0                    $0
                                                                                              --------------         -------------
41   CASH BALANCE, END OF PERIOD                                                                         $0                    $0
                                                                                              ==============         =============

                             STATEMENT OF CASH FLOWS

           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                      For the Month Ended     09/30/01
                                          -------------

      CASH FLOWS FROM OPERATING ACTIVITIES                                                       ACTUAL               CUMULATIVE
                                                                                              CURRENT MONTH         (CASE TO DATE)
1           Cash Received from Sales                                                                     $0                    $0
                                                                                              --------------         -------------
2           Rent/Leases Collected                                                                        $0                    $0
                                                                                              --------------         -------------
3           Interest Received                                                                            $0                    $0
                                                                                              --------------         -------------
4           Cash Paid to Suppliers                                                                       $0                    $0
                                                                                              --------------         -------------
5           Cash Paid for Selling Expenses                                                               $0                    $0
                                                                                              --------------         -------------
6           Cash Paid for Administrative Expenses                                                        $0                    $0
                                                                                              --------------         -------------
            Cash Paid for Rents/Leases:
7               Personal Property                                                                        $0                    $0
                                                                                              --------------         -------------
8               Real Property                                                                            $0                    $0
                                                                                              --------------         -------------
9           Cash Paid for Interest                                                                       $0                    $0
                                                                                              --------------         -------------
10          Cash Paid for Net Payroll and Benefits                                                       $0                    $0
                                                                                              --------------         -------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                 $0                    $0
                                                                                              --------------         -------------
12              Draws                                                                                    $0                    $0
                                                                                              --------------         -------------
13              Commissions/Royalties                                                                    $0                    $0
                                                                                              --------------         -------------
14              Expense Reimbursements                                                                   $0                    $0
                                                                                              --------------         -------------
15              Other                                                                                    $0                    $0
                                                                                              --------------         -------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                     $0                    $0
                                                                                              --------------         -------------
17              Employee Withholdings                                                                    $0                    $0
                                                                                              --------------         -------------
18              Real Property Taxes                                                                      $0                    $0
                                                                                              --------------         -------------
19              Other Taxes                                                                              $0                    $0
                                                                                              --------------         -------------
20          Cash Paid for General Expenses                                                               $0                    $0
                                                                                              --------------         -------------
21
            ------------------------------------------------------------------                --------------         -------------
22
            ------------------------------------------------------------------                --------------         -------------
23
            ------------------------------------------------------------------                --------------         -------------
24
            ------------------------------------------------------------------                --------------         -------------
25
            ------------------------------------------------------------------                --------------         -------------
26
            ------------------------------------------------------------------                --------------         -------------

27          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
            REORGANIZATION ITEMS                                                                         $0                    $0
                                                                                              --------------         -------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28          Interest Received on Cash Accumulated Due to Chp 11 Case                                     $0                    $0
                                                                                              --------------         -------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case                           $0                    $0
                                                                                              --------------         -------------
30          U.S. Trustee Quarterly Fees                                                                  $0                    $0
                                                                                              --------------         -------------
31
            ------------------------------------------------------------------                --------------         -------------

32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                         $0                    $0
                                                                                              --------------         -------------

33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                         $0                    $0
                                                                                              --------------         -------------

      CASH FLOWS FROM INVESTING ACTIVITIES

34          Capital Expenditures                                                                         $0                    $0
                                                                                              --------------         -------------

35          Proceeds from Sales of Capital Goods due to Chp 11 Case                                      $0                    $0
                                                                                              --------------         -------------
36
            ------------------------------------------------------------------                --------------         -------------

37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                         $0                    $0
                                                                                              --------------         -------------

      CASH FLOWS FROM FINANCING ACTIVITIES

38          Net Borrowings (Except Insiders)                                                             $0                    $0
                                                                                              --------------         -------------

39          Net Borrowings from Shareholders, Partners, or Other Insiders                                $0                    $0
                                                                                              --------------         -------------

40          Capital Contributions                                                                        $0                    $0
                                                                                              --------------         -------------

41          Principal Payments                                                                           $0                    $0
                                                                                              --------------         -------------

42
            ------------------------------------------------------------------                --------------         -------------

43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                         $0                    $0
                                                                                              --------------         -------------

44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               $0                    $0
                                                                                              --------------         -------------

45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                    $0                    $0
                                                                                              --------------         -------------

46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                          $0                    $0
                                                                                              ==============         =============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom DC, L.L.C.                             CASE NO.      01-53300
                                                                    ------------

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)
------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS


MONTH ENDED:     Sep-01                          PETITION DATE:     07/02/01
              -------------                                      --------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2.        ASSET AND LIABILITY STRUCTURE                      END OF CURRENT MONTH    END OF PRIOR MONTH    AS OF PETITION FILING (1)
                                                             --------------------    ------------------    -------------------------

          a.  Current Assets                                     $          0           $          0
                                                                 ------------           ------------
          b.  Total Assets                                       $179,876,057           $179,876,057         $180,022,607
                                                                 ------------           ------------         ------------
          c.  Current Liabilities                                $          0           $          0
                                                                 ------------           ------------
          d.  Total Liabilities                                  $173,336,287           $173,336,287         $180,367,549
                                                                 ------------           ------------         ------------

                                                                                                                      CUMULATIVE
3.        STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH       PRIOR MONTH        (CASE TO DATE)
                                                                               -------------       -----------        --------------

          a.  Total Receipts                                                             $0                                 $0
                                                                                      ------       ------------        --------
          b.  Total Disbursements                                                        $0                                 $0
                                                                                      ------       ------------        --------
          c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                 $0                                 $0
                                                                                      ------       ------------        --------
          d.  Cash Balance Beginning of Month                                            $0                                 $0
                                                                                      ------       ------------        --------
          e.  Cash Balance End of Month (c + d)                                          $0                                 $0
                                                                                      ------       ------------        --------

                                                                                                                      CUMULATIVE
                                                                              CURRENT MONTH        PRIOR MONTH       (CASE TO DATE)
                                                                               -------------       -----------        --------------

4.        PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                 $0                                 $0
                                                                                ------------       ------------         --------
5.        ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                    $0
                                                                                ------------       ------------
6.        POST-PETITION LIABILITIES                                                      $0
                                                                                ------------       ------------
7.        PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                         $0
                                                                                ------------       ------------

AT THE END OF THIS REPORTING MONTH:                                                                         YES             NO
                                                                                                            ---             --
8.        Have any payments been made on pre-petition debt, other than payments in the normal                                X
          course to secured creditors or lessors? (if yes, attach listing including date of                -----           -----
          payment, amount of payment and name of payee)

9.        Have any payments been made to professionals?  (if yes, attach listing including date of                           X
          payment, amount of payment and name of payee)                                                    -----           -----

10.       If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                           -----           -----
11.       Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                              X
          attach listing including date of payment, amount and reason for payment, and name of payee)      -----           -----

12.       Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                           -----           -----
13.       Are a plan and disclosure statement on file?                                                                       X
                                                                                                           -----           -----
14.       Was there any post-petition borrowing during this reporting period?                                                X
                                                                                                           -----           -----

15. Check if paid: Post-petition taxes / /; U.S. Trustee Quarterly Fees / /; Check if filing is current for: Post-petition tax reporting and tax returns: / /.

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:     10/18/01                    /s/ David J. Pangburn
     ------------------               ------------------------------------------
                                      Responsible Individual

                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 09/30/01

    CURRENT MONTH
--------------------------
                                                                                          CUMULATIVE                 NEXT MONTH
ACTUAL  FORECAST  VARIANCE                                                             (CASE TO DATE)                   FORECAST
------  --------  --------                                                             --------------                -----------
                                 REVENUES:
  $0       $0       $0       1   Gross Sales                                                $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0       2   less: Sales Returns & Allowances                           $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0       3   Net Sales                                                  $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0       4   less: Cost of Goods Sold    (Schedule 'B')                 $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0       5   Gross Profit                                               $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0       6   Interest                                                   $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0       7   Other Income:                                              $0                            $0
-----    -----    -----                                     --------------------          -----                         -----
  $0       $0       $0       8                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0       9                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      10       TOTAL REVENUES                                         $0                            $0
-----    -----    -----                                                                   -----                         -----
                               EXPENSES:
  $0       $0       $0      11   Compensation to Owner(s)/Officer(s)                        $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      12   Salaries                                                   $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      13   Commissions                                                $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      14   Contract Labor                                             $0                            $0
-----    -----    -----                                                                   -----                         -----
                                 Rent/Lease:
  $0       $0       $0      15       Personal Property                                      $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      16       Real Property                                          $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      17   Insurance                                                  $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      18   Management Fees                                            $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      19   Depreciation                                               $0                            $0
-----    -----    -----                                                                   -----                         -----
                                 Taxes:
  $0       $0       $0      20       Employer Payroll Taxes                                 $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      21       Real Property Taxes                                    $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      22       Other Taxes                                            $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      23   Other Selling                                              $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      24   Other Administrative                                       $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      25   Interest                                                   $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      26   Other Expenses:                                            $0                            $0
-----    -----    -----                                     --------------------          -----                         -----
  $0       $0       $0      27                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      28                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      29                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      30                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      31                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      32                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      33                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      34                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      35       TOTAL EXPENSES                                         $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      36 SUBTOTAL                                                     $0                            $0
-----    -----    -----                                                                   -----                         -----
                               REORGANIZATION ITEMS:
  $0       $0       $0      37   Professional Fees                                          $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      38   Provisions for Rejected Executory Contracts                $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      39   Interest Earned on Accumulated Cash from                   $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0                    Resulting Chp 11 Case                                      $0                            $0
-----    -----                                                                            -----                         -----
  $0       $0       $0      40   Gain or (Loss) from Sale of Equipment                      $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      41   U.S. Trustee Quarterly Fees                                $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      42                                                              $0                            $0
-----    -----    -----        -------------------------------------------------          -----                         -----
  $0       $0       $0      43        TOTAL REORGANIZATION ITEMS                            $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      45   Federal & State Income Taxes                               $0                            $0
-----    -----    -----                                                                   -----                         -----
  $0       $0       $0      46 NET PROFIT (LOSS)                                            $0                            $0
=====    =====    =====                                                                   =====                         =====

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 09/30/01

             ASSETS

                                                                                 FROM SCHEDULES                  BOOK VALUE
                    CURRENT ASSETS
         1  Cash and cash equivalents - unrestricted                                                           $          0
                                                                                                              --------------
         2  Cash and cash equivalents - restricted                                                             $          0
                                                                                                              --------------
         3  Accounts receivable (net)                                                  A                       $          0
                                                                                                              --------------
         4  Inventory                                                                  B                       $          0
                                                                                                              --------------
         5  Prepaid expenses                                                                                   $          0
                                                                                                              --------------
         6  Professional retainers                                                                             $          0
                                                                                                              --------------
         7  Other:                                                                                             $          0
                       ---------------------------------------------------                                    --------------
         8
            --------------------------------------------------------------                                    --------------
         9  TOTAL CURRENT ASSETS                                                                               $          0
                                                                                                              --------------
                    PROPERTY AND EQUIPMENT (BOOK VALUE)
        10  Real property                                                              C                       $          0
                                                                                                              --------------
        11  Machinery and equipment                                                    D                       $    281,653
                                                                                                              --------------
        12  Furniture and fixtures                                                     D                       $          0
                                                                                                              --------------
        13  Office equipment                                                           D                       $          0
                                                                                                              --------------
        14  Leasehold improvements                                                     D                       $          0
                                                                                                              --------------
        15  Vehicles                                                                   D                       $          0
                                                                                                              --------------
        16  Other:                                                                     D                       $          0
             -------------------------------------------------------------                                    --------------
        17                                                                             D
             -------------------------------------------------------------                                    --------------
        18                                                                             D
             -------------------------------------------------------------                                    --------------
        19                                                                             D
             -------------------------------------------------------------                                    --------------
        20                                                                             D
             -------------------------------------------------------------                                    --------------
        21              TOTAL PROPERTY AND EQUIPMENT                                                           $    281,653
                                                                                                              --------------
                    OTHER ASSETS
        22  Loans to shareholders                                                                              $          0
                                                                                                              --------------
        23  Loans to affiliates                                                                                $          0
                                                                                                              --------------
        24  Network Equipment & Inventory                                                                      $179,594,404
            --------------------------------------------------------------                                    --------------
        25
            --------------------------------------------------------------                                    --------------
        26
            --------------------------------------------------------------                                    --------------
        27
            --------------------------------------------------------------                                    --------------
        28             TOTAL OTHER ASSETS                                                                      $179,594,404
                                                                                                              --------------
        29             TOTAL ASSETS                                                                            $179,876,057
                                                                                                              ==============

      NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

            Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                                                  Revised 1/1/98

             LIABILITIES FROM SCHEDULES

                    POST-PETITION

                           CURRENT LIABILITIES

        30    Salaries and wages                                                                                      $          0
                                                                                                                      -------------
        31    Payroll taxes                                                                                           $          0
                                                                                                                      -------------
        32    Real and personal property taxes                                                                        $          0
                                                                                                                      -------------
        33    Income taxes                                                                                            $          0
                                                                                                                      -------------
        34    Sales taxes                                                                                             $          0
                                                                                                                      -------------
        35    Notes payable (short term)                                                                              $          0
                                                                                                                      -------------
        36    Accounts payable (trade)                                                               A                $          0
                                                                                                                      -------------
        37    Real property lease arrearage                                                                           $          0
                                                                                                                      -------------
        38    Personal property lease arrearage                                                                       $          0
                                                                                                                      -------------
        39    Accrued professional fees                                                                               $          0
                                                                                                                      -------------
        40    Current portion of long-term post-petition debt (due within 12 months)                                  $          0
                                                                                                                      -------------
        41    Other:                                                                                                  $          0
                             ----------------------------------------------------------                               -------------
        42
              -------------------------------------------------------------------------                               -------------
        43
              -------------------------------------------------------------------------                               -------------
        44    TOTAL CURRENT LIABILITIES                                                                               $          0
                                                                                                                      -------------
        45   LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                     $          0
                                                                                                                      --------------
        46    TOTAL POST-PETITION LIABILITIES                                                                         $          0
                                                                                                                      --------------
                    PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
        47    Secured claims                                                                         F                $          0
                                                                                                                      --------------
        48    Priority unsecured claims                                                              F                   ($284,146)
                                                                                                                      --------------
        49    General unsecured claims (1)                                                           F                $173,620,433
                                                                                                                      --------------
        50    TOTAL PRE-PETITION LIABILITIES                                                                          $173,336,287
                                                                                                                      --------------
        51    TOTAL LIABILITIES                                                                                       $173,336,287
                                                                                                                      --------------
             EQUITY (DEFICIT)
        52    Retained Earnings/(Deficit) at time of filing (1)                                                       $  1,354,797
                                                                                                                      --------------
        53    Capital Stock                                                                                           $  5,184,973
                                                                                                                      --------------
        54    Additional paid-in capital
                                                                                                                      --------------
        55    Cumulative profit/(loss) since filing of case
                                                                                                                      --------------
        56    Post-petition contributions/(distributions) or (draws)
                                                                                                                      --------------
        57
              -------------------------------------------------------------------------                               -------------

        58    Market value adjustment
                                                                                                                      --------------
        59              TOTAL EQUITY (DEFICIT)                                                                        $  6,539,770
                                                                                                                      --------------
        60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                   $179,876,057
                                                                                                                      ==============


      NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.


                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET

                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings             ACCOUNTS RECEIVABLE              ACCOUNTS PAYABLE                  PAST DUE
                                         [PRE AND POST PETITION]            [POST PETITION]              POST PETITION DEBT
      0 -30 Days                                           $0                              $0
                                              ----------------                ----------------
      31-60 Days                                           $0                              $0
                                              ----------------                ----------------
      61-90 Days                                           $0                              $0                        $0
                                              ----------------                ----------------          ----------------
      91+ Days                                             $0                              $0
                                              ----------------                ----------------
      Total accounts receivable/payable                    $0                              $0
                                              ----------------                ================
      Allowance for doubtful accounts                      $0
                                              ----------------
      Accounts receivable (net)                            $0
                                              ================

                                   SCHEDULE B

                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                    COST OF GOODS SOLD
                                                    INVENTORY(IES)    INVENTORY BEGINNING OF MONTH                           $0
                                                     BALANCE AT
                                                    END OF MONTH
                                                                                                                         -------
                                                                       Add -                                                 $0
                                                                                                                         -------
      Retail/Restaurants -                                               Net purchase                                        $0
                                                                                                                         -------
        Product for resale                                   $0          Direct labor                                        $0
                                                    ------------                                                         -------
                                                                         Manufacturing overhead                              $0
                                                                                                                         -------
      Distribution -                                                     Freight in                                          $0
                                                                                                                         -------
        Products for resale                                  $0          Other:                                              $0
                                                    ------------                                                         -------

                                                                       ------------------------------------------        -------
      Manufacturer -
                                                                       ------------------------------------------        -------
        Raw Materials                                        $0
                                                    ------------
        Work-in-progress                                     $0        Less -
                                                    ------------
        Finished goods                                       $0          Inventory End of Month                              $0
                                                    ------------                                                         -------
                                                                         Shrinkage                                           $0
                                                                                                                         -------
      Other - Explain                                        $0          Personal Use                                        $0
                                                    ------------                                                         -------

      --------------------------------------
                                                                       Cost of Goods Sold                                    $0
      --------------------------------------                                                                             =======
          TOTAL                                              $0
                                                    ============

      METHOD OF INVENTORY CONTROL                                   INVENTORY VALUATION METHODS

      Do you have a functioning perpetual inventory system?         Indicate by a checkmark method of inventory used.
                        Yes                No
                            --------          ---------

      How often do you take a complete physical inventory?          Valuation methods -
                                                                        FIFO cost
                                                                                                                              ----
        Weekly                                                          LIFO cost
                                         ----------                                                                           ----
        Monthly                                                         Lower of cost or market
                                         ----------                                                                           ----
        Quarterly                                                       Retail method
                                         ----------                                                                           ----
        Semi-annually                                                   Other
                                         ----------                                                                           ----
        Annually                                                          Explain
                                         ----------

Date of last physical inventory was    Not Applicable
                                       -------------------------    ---------------------------------------------------------------

                                                                    ---------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                       -------------------------    ---------------------------------------------------------------

                                                                  Revised 1/1/98

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                           COST    MARKET VALUE
                                                                                                      ----    ------------
         None                                                                                        $    0      $   0
         -------------------------------------------------------------------------------             ------      -----

         -------------------------------------------------------------------------------             ------      -----

         -------------------------------------------------------------------------------             ------      -----

         -------------------------------------------------------------------------------             ------      -----

         -------------------------------------------------------------------------------             ------      -----

         -------------------------------------------------------------------------------             ------      -----
         Total                                                                                       $    0      $   0
                                                                                                     ======      =====

                                      SCHEDULE D
                               OTHER DEPRECIABLE ASSETS

Description                                                                                         COST            NET BOOK VALUE
                                                                                                    ----            --------------
Machinery & Equipment -
         Computer Hardware                                                                         $281,653           $281,653
         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------
         Total                                                                                     $281,653           $281,653
                                                                                                   =========          =========
Furniture & Fixtures -
         None                                                                                      $      0           $      0
         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------
         Total                                                                                     $      0           $      0
                                                                                                   =========          =========
Office Equipment -
         None                                                                                      $      0           $      0
         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------
         Total                                                                                     $      0           $      0
                                                                                                   =========          =========
Leasehold Improvements -
         None                                                                                      $      0           $      0
         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------
         Total                                                                                     $      0           $      0
                                                                                                   =========          =========
Vehicles -
         None                                                                                      $      0           $      0
         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------

         -------------------------------------------------------------------------------           ---------          ---------
         Total                                                                                     $      0           $      0
                                                                                                   =========          =========

                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS     31-60 DAYS    61-90 DAYS    91+ DAYS    TOTAL
                                           ---------     ----------    ----------    --------    -----
Federal
          Income Tax Withholding                                                                   $0
                                           ---------     ----------    ----------    --------    -----
          FICA - Employee                                                                          $0
                                           ---------     ----------    ----------    --------    -----
          FICA - Employer                                                                          $0
                                           ---------     ----------    ----------    --------    -----
          Unemployment (FUTA)                                                                      $0
                                           ---------     ----------    ----------    --------    -----
          Income                                                                                   $0
                                           ---------     ----------    ----------    --------    -----
          Other (Attach List)                                                                      $0
                                           ---------     ----------    ----------    --------    -----
TOTAL FEDERAL TAXES                             $0              $0            $0          $0       $0
                                           ---------     ----------    ----------    --------    -----
STATE AND LOCAL
          Income Tax Withholding                                                                   $0
                                           ---------     ----------    ----------    --------    -----
          Unemployment (UT)                                                                        $0
                                           ---------     ----------    ----------    --------    -----
          Disability Insurance (DI)                                                                $0
                                           ---------     ----------    ----------    --------    -----
          Empl. Training Tax (ETT)                                                                 $0
                                           ---------     ----------    ----------    --------    -----
          Sales                                                                                    $0
                                           ---------     ----------    ----------    --------    -----
          Excise                                                                                   $0
                                           ---------     ----------    ----------    --------    -----
          Real property                                                                            $0
                                           ---------     ----------    ----------    --------    -----
          Personal property                                                                        $0
                                           ---------     ----------    ----------    --------    -----
          Income                                                                                   $0
                                           ---------     ----------    ----------    --------    -----
          Other (Attach List)                                                                      $0
                                           ---------     ----------    ----------    --------    -----
TOTAL STATE & LOCAL TAXES                       $0              $0            $0          $0       $0
                                           ---------     ----------    ----------    --------    -----
TOTAL TAXES                                     $0              $0            $0          $0       $0
                                           ========      ==========    ==========    ========    ======


                                   SCHEDULE F

                            PRE-PETITION LIABILITIES


LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -              CLAIMED                ALLOWED
                                                          AMOUNT               AMOUNT (B)
                                                           (1)                     (2)
                                                       ------------           ------------

          Secured claims  (a)                          $          0           $          0
                                                       ------------           ------------
          Priority claims other than taxes             $          0           $          0
                                                       ------------           ------------
          Priority tax claims                          $     25,122              ($284,146)
                                                       ------------           ------------
          General unsecured claims                     $180,342,426           $173,620,433
                                                       ------------           ------------





      (a)   List total amount of claims even it under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

      (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001

      (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                        SCHEDULE H
                       RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                        ACCOUNT 1              ACCOUNT 2              ACCOUNT 3             ACCOUNT 4
                                        ---------              ---------              ---------             ---------
Bank                                    Wells Fargo LLC
                                        ----------------      ----------------      ----------------      ----------------
Account Type                            General Banking
                                        ----------------      ----------------      ----------------      ----------------
Account No.                             4487-099655
                                        ----------------      ----------------      ----------------      ----------------
Account Purpose                         General Banking
                                        ----------------      ----------------      ----------------      ----------------
Balance, End of Month                                $0
                                        ----------------      ----------------      ----------------      ----------------
Total Funds on Hand for all Accounts                 $0
                                        ================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.


                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/01

                                                                                      Actual                 Cumulative
                                                                                   Current Month            (Case to Date)
                                                                                   -------------            --------------
      CASH RECEIPTS
1               Rent/Leases Collected                                                        $0                      $0
                                                                                   -------------             -----------
2               Cash Received from Sales                                                     $0                      $0
                                                                                   -------------             -----------
3               Interest Received                                                            $0                      $0
                                                                                   -------------             -----------
4               Borrowings                                                                   $0                      $0
                                                                                   -------------             -----------
5               Funds from Shareholders, Partners, or Other Insiders                         $0                      $0
                                                                                   -------------             -----------
6               Capital Contributions                                                        $0                      $0
                                                                                   -------------             -----------
7
                ----------------------------------------------------------------   -------------             -----------
8
                        --------------------------------------------------------   -------------             -----------
9
                ----------------------------------------------------------------   -------------             -----------
10
                ----------------------------------------------------------------   -------------             -----------
11
                ----------------------------------------------------------------   -------------             -----------
12                      TOTAL CASH RECEIPTS                                                  $0                      $0
                                                                                   -------------             -----------
      CASH DISBURSEMENTS
                                                                                   -------------             -----------
13              Payments for Inventory                                                       $0                      $0
                                                                                   -------------             -----------
14              Selling                                                                      $0                      $0
                                                                                   -------------             -----------
15              Administrative                                                               $0                      $0
                                                                                   -------------             -----------
16              Capital Expenditures                                                         $0                      $0
                                                                                   -------------             -----------
17              Principal Payments on Debt                                                   $0                      $0
                                                                                   -------------             -----------
18              Interest Paid                                                                $0                      $0
                                                                                   -------------             -----------
                Rent/Lease:                                                                  $0                      $0
                                                                                   -------------             -----------
19                      Personal Property                                                    $0                      $0
                                                                                   -------------             -----------
20                      Real Property                                                        $0                      $0
                                                                                   -------------             -----------
                Amount Paid to Owner(s)/Officer(s)                                           $0                      $0
                                                                                   -------------             -----------
21                      Salaries                                                             $0                      $0
                                                                                   -------------             -----------
22                      Draws                                                                $0                      $0
                                                                                   -------------             -----------
23                      Commissions/Royalties                                                $0                      $0
                                                                                   -------------             -----------
24                      Expense Reimbursements                                               $0                      $0
                                                                                   -------------             -----------
25                      Other                                                                $0                      $0
                                                                                   -------------             -----------
26              Salaries/Commissions (less employee withholding)                             $0                      $0
                                                                                   -------------             -----------
27              Management Fees                                                              $0                      $0
                                                                                   -------------             -----------
                Taxes:                                                                       $0                      $0
                                                                                   -------------             -----------
28                      Employee Withholding                                                 $0                      $0
                                                                                   -------------             -----------
29                      Employer Payroll Taxes                                               $0                      $0
                                                                                   -------------             -----------
30                      Real Property Taxes                                                  $0                      $0
                                                                                   -------------             -----------
31                      Other Taxes                                                          $0                      $0
                                                                                   -------------             -----------
32              Other Cash Outflows:                                                         $0                      $0
                        --------------------------------------------------------   -------------             -----------
33
                        --------------------------------------------------------   -------------             -----------
34
                        --------------------------------------------------------   -------------             -----------
35
                        --------------------------------------------------------   -------------             -----------
36
                        --------------------------------------------------------   -------------             -----------
37
                        --------------------------------------------------------   -------------             -----------
38                      TOTAL CASH DISBURSEMENTS:                                            $0                      $0
                                                                                   -------------             -----------
39    NET INCREASE (DECREASE) IN CASH                                                        $0                      $0
                                                                                   -------------             -----------
40    CASH BALANCE, BEGINNING OF PERIOD                                                      $0                      $0
                                                                                   -------------             -----------
41    CASH BALANCE, END OF PERIOD                                                            $0                      $0
                                                                                   =============             ===========

                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/01


       CASH FLOWS FROM OPERATING ACTIVITIES                                                             ACTUAL         CUMULATIVE
                                                                                                     CURRENT MONTH   (CASE TO DATE)
1              Cash Received from Sales                                                                  $0                 $0
                                                                                                     -------            -------
2              Rent/Leases Collected                                                                     $0                 $0
                                                                                                     -------            -------
3              Interest Received                                                                         $0                 $0
                                                                                                     -------            -------
4              Cash Paid to Suppliers                                                                    $0                 $0
                                                                                                     -------            -------
5              Cash Paid for Selling Expenses                                                            $0                 $0
                                                                                                     -------            -------
6              Cash Paid for Administrative Expenses                                                     $0                 $0
                                                                                                     -------            -------
               Cash Paid for Rents/Leases:
7                    Personal Property                                                                   $0                 $0
                                                                                                     -------            -------
8                    Real Property                                                                       $0                 $0
                                                                                                     -------            -------
9              Cash Paid for Interest                                                                    $0                 $0
                                                                                                     -------            -------
10             Cash Paid for Net Payroll and Benefits                                                    $0                 $0
                                                                                                     -------            -------
               Cash Paid to Owner(s)/Officer(s)
11                   Salaries                                                                            $0                 $0
                                                                                                     -------            -------
12                   Draws                                                                               $0                 $0
                                                                                                     -------            -------
13                   Commissions/Royalties                                                               $0                 $0
                                                                                                     -------            -------
14                   Expense Reimbursements                                                              $0                 $0
                                                                                                     -------            -------
15                   Other                                                                               $0                 $0
                                                                                                     -------            -------
               Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                   Employer Payroll Tax                                                                $0                 $0
                                                                                                     -------            -------
17                   Employee Withholdings                                                               $0                 $0
                                                                                                     -------            -------
18                   Real Property Taxes                                                                 $0                 $0
                                                                                                     -------            -------
19                   Other Taxes                                                                         $0                 $0
                                                                                                     -------            -------
20             Cash Paid for General Expenses                                                            $0                 $0
                                                                                                     -------            -------
21
               ----------------------------------------------------------------------------------    -------            -------
22
               ----------------------------------------------------------------------------------    -------            -------
23
               ----------------------------------------------------------------------------------    -------            -------
24
               ----------------------------------------------------------------------------------    -------            -------
25
               ----------------------------------------------------------------------------------    -------            -------
26
               ----------------------------------------------------------------------------------    -------            -------
27                   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS        $0                 $0
                                                                                                     -------            -------
       CASH FLOWS FROM REORGANIZATION ITEMS
28             Interest Received on Cash Accumulated Due to Chp 11 Case                                  $0                 $0
                                                                                                     -------            -------
29             Professional Fees Paid for Services in Connection with Chp 11 Case                        $0                 $0
                                                                                                     -------            -------
30             U.S. Trustee Quarterly Fees                                                               $0                 $0
                                                                                                     -------            -------
31
               ----------------------------------------------------------------------------------    -------            -------
32                   NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                    $0                 $0
                                                                                                     -------            -------
33     NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                        $0                 $0
                                                                                                     -------            -------
       CASH FLOWS FROM INVESTING ACTIVITIES
34             Capital Expenditures                                                                      $0                 $0
                                                                                                     -------            -------
35             Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $0                 $0
                                                                                                     -------            -------
36
               ----------------------------------------------------------------------------------    -------            -------
37                   NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                    $0                 $0
                                                                                                     -------            -------
       CASH FLOWS FROM FINANCING ACTIVITIES
38             Net Borrowings (Except Insiders)                                                          $0                 $0
                                                                                                     -------            -------
39             Net Borrowings from Shareholders, Partners, or Other Insiders                             $0                 $0
                                                                                                     -------            -------
40             Capital Contributions                                                                     $0                 $0
                                                                                                     -------            -------
41             Principal Payments                                                                        $0                 $0
                                                                                                     -------            -------
42
               ----------------------------------------------------------------------------------    -------            -------
43                   NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                    $0                 $0
                                                                                                     -------            -------
44     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                              $0                 $0
                                                                                                     -------            -------
45     CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                   $0                 $0
                                                                                                     -------            -------
46     CASH AND CASH EQUIVALENTS AT END OF MONTH                                                         $0                 $0
                                                                                                     =======            =======

                                                                  Revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom New York, L.L.C.               CASE NO.                01-53301
                                                                        --------
                                                CHAPTER 11
                                                MONTHLY OPERATING REPORT
                                                (GENERAL BUSINESS CASE)
---------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

          MONTH ENDED:  Sep-01                  PETITION DATE: 07/02/01
                        ------                                 --------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting
      for the Debtor). Dollars reported in   $1

                                         END OF CURRENT  END OF PRIOR  AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE           MONTH          MONTH         FILING
                                              -----          -----         ------
      a.  Current Assets                       $0             $0
                                             ------         ------
      b.  Total Assets                         $0             $0             $0
                                             ------         ------         ------
      c.  Current Liabilities                  $0             $0
                                             ------         ------
      d.  Total Liabilities                    $0             $0             $0
                                             ------         ------         ------


                                                                                                    CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH            CURRENT MONTH  PRIOR MONTH  (CASE TO DATE)
                                                                      -------------  -----------  --------------
      a.  Total Receipts                                                    $0            $0            $0
                                                                          ------        ------        ------
      b.  Total Disbursements                                               $0            $0            $0
                                                                          ------        ------        ------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        $0            $0            $0
                                                                          ------        ------        ------
      d.  Cash Balance Beginning of Month                                   $0            $0            $0
                                                                          ------        ------        ------
      e.  Cash Balance End of Month (c + d)                                 $0            $0            $0
                                                                          ------        ------        ------


                                                                                                    CUMULATIVE
                                                                      CURRENT MONTH  PRIOR MONTH  (CASE TO DATE)
                                                                      -------------  -----------  --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        $0            $0            $0
                                                                          ------        ------        ------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $0            $0
                                                                          ------        ------
6.    POST-PETITION LIABILITIES                                             $0            $0
                                                                          ------        ------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                $0            $0
                                                                          ------        ------

AT THE END OF THIS REPORTING MONTH:                                                                    YES          NO
                                                                                                       ---          --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                            x
                                                                                                   -----------  -----------
      course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.    Have any payments been made to professionals?  (if yes, attach listing including date of                       x
                                                                                                   -----------  -----------
      payment, amount of payment and name of payee)
10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                   -----------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                          x
                                                                                                   -----------  -----------
      attach listing including date of payment, amount and reason for payment, and name of payee)
12.   Is the estate insured for replacement cost of assets and for general liability?                   x
                                                                                                   -----------
13.   Are a plan and disclosure statement on file?                                                                   x
                                                                                                   -----------  -----------
14.   Was there any post-petition borrowing during this reporting period?                                            x
                                                                                                   -----------  -----------

15. Check if paid: Post-petition taxes / /; U.S. Trustee Quarterly Fees / /; Check if filing is current for: Post-petition tax reporting and tax returns: / /.

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:     10/18/01                    /s/ David J. Pangburn
     ------------------               ------------------------------------------
                                      Responsible Individual


                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 09/30/01
                                              --------

          CURRENT MONTH
----------------------------------                                                        CUMULATIVE    NEXT MONTH
  ACTUAL     FORECAST    VARIANCE                                                       (CASE TO DATE)   FORECAST
  ------     --------    --------                                                       --------------   --------
                                        REVENUES:
       $0          $0          $0    1  Gross Sales                                              $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0    2  less: Sales Returns & Allowances                         $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0    3  Net Sales                                                $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0    4  less: Cost of Goods Sold  (Schedule 'B')                 $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0    5  Gross Profit                                             $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0    6  Interest                                                 $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0    7  Other Income:                                            $0            $0
----------  ----------  ----------                   ---------------------------------    ----------    ----------
                                     8
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
                                     9
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   10      TOTAL REVENUES                                       $0            $0
----------  ----------  ----------                                                        ----------    ----------
                                        EXPENSES:
       $0          $0          $0   11  Compensation to Owner(s)/Officer(s)                      $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   12  Salaries                                                 $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   13  Commissions                                              $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   14  Contract Labor                                           $0            $0
----------  ----------  ----------                                                        ----------    ----------
                                        Rent/Lease:
       $0          $0          $0   15      Personal Property                                    $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   16      Real Property                                        $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   17  Insurance                                                $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   18  Management Fees                                          $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   19  Depreciation                                             $0            $0
----------  ----------  ----------                                                        ----------    ----------
                                        Taxes:

       $0          $0          $0   20      Employer Payroll Taxes                               $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   21      Real Property Taxes                                  $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   22      Other Taxes                                          $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   23  Other Selling                                            $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   24  Other Administrative                                     $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   25  Interest                                                 $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   26  Other Expenses:                                          $0            $0
----------  ----------  ----------                     -------------------------------    ----------    ----------
       $0          $0          $0   27                                                           $0            $0
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   28                                                           $0            $0
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   29                                                           $0            $0
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   30                                                           $0            $0
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   31                                                           $0            $0
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   32                                                           $0            $0
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   33                                                           $0            $0
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   34                                                           $0            $0
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   35      TOTAL EXPENSES                                       $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   36  SUBTOTAL                                                 $0            $0
----------  ----------  ----------                                                        ----------    ----------
                                        REORGANIZATION ITEMS:
       $0          $0          $0   37  Professional Fees                                        $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   38  Provisions for Rejected Executory Contracts              $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   39  Interest Earned on Accumulated Cash from                 $0            $0
----------  ----------  ----------      Resulting Chp 11 Case                             ----------    ----------

       $0          $0          $0   40  Gain or (Loss) from Sale of Equipment                    $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   41  U.S. Trustee Quarterly Fees                              $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   42                                                           $0            $0
----------  ----------  ----------      ----------------------------------------------    ----------    ----------
       $0          $0          $0   43       TOTAL REORGANIZATION ITEMS                          $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES           $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   45  Federal & State Income Taxes                             $0            $0
----------  ----------  ----------                                                        ----------    ----------
       $0          $0          $0   46  NET PROFIT (LOSS)                                        $0            $0
==========  ==========  ==========                                                        ==========    ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 09/30/01
                                              --------

    ASSETS
                                                              FROM SCHEDULES  MARKET VALUE
                                                              --------------  ------------
      CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                  $0
                                                                              ------------
 2           Cash and cash equivalents - restricted                                    $0
                                                                              ------------
 3           Accounts receivable (net)                              A                  $0
                                                                              ------------
 4           Inventory                                              B                  $0
                                                                              ------------
 5           Prepaid expenses                                                          $0
                                                                              ------------
 6           Professional retainers                                                    $0
                                                                              ------------
 7           Other:                                                                    $0
                        -----------------------------------                   ------------
 8
             ----------------------------------------------                   ------------
 9                      TOTAL CURRENT ASSETS                                           $0
                                                                              ------------
      PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                          C                  $0
                                                                              ------------
11           Machinery and equipment                                D                  $0
                                                                              ------------
12           Furniture and fixtures                                 D                  $0
                                                                              ------------
13           Office equipment                                       D                  $0
                                                                              ------------
14           Leasehold improvements                                 D                  $0
                                                                              ------------
15           Vehicles                                               D                  $0
                                                                              ------------
16           Other:                                                 D                  $0
                        -----------------------------------                   ------------
17                                                                  D                  $0
             ----------------------------------------------                   ------------
18                                                                  D                  $0
             ----------------------------------------------                   ------------
19                                                                  D                  $0
             ----------------------------------------------                   ------------
20                                                                  D                  $0
             ----------------------------------------------                   ------------
21                      TOTAL PROPERTY AND EQUIPMENT                                   $0
                                                                              ------------
      OTHER ASSETS

22           Loans to shareholders                                                     $0
                                                                              ------------
23           Loans to affiliates                                                       $0
                                                                              ------------
24
             ----------------------------------------------                   ------------
25
             ----------------------------------------------                   ------------
26
             ----------------------------------------------                   ------------
27
             ----------------------------------------------                   ------------
28                      TOTAL OTHER ASSETS                                             $0
                                                                              ------------
29                      TOTAL ASSETS                                                   $0
                                                                              ============

      NOTE:
            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

            POST-PETITION

                   CURRENT LIABILITIES

30                            Salaries and wages                                                                        $0
                                                                                                               ------------
31                            Payroll taxes                                                                             $0
                                                                                                               ------------
32                            Real and personal property taxes                                                          $0
                                                                                                               ------------
33                            Income taxes                                                                              $0
                                                                                                               ------------
34                            Sales taxes                                                                               $0
                                                                                                               ------------
35                            Notes payable (short term)                                                                $0
                                                                                                               ------------
36                            Accounts payable (trade)                                                   A              $0
                                                                                                               ------------
37                            Real property lease arrearage                                                             $0
                                                                                                               ------------
38                            Personal property lease arrearage                                                         $0
                                                                                                               ------------
39                            Accrued professional fees                                                                 $0
                                                                                                               ------------
40                            Current portion of long-term post-petition debt (due within 12 months)                    $0
                                                                                                               ------------
41                            Other:                                                                                    $0
                                             -------------------------------------------------------           ------------
42
                              ----------------------------------------------------------------------           ------------
43
                              ----------------------------------------------------------------------           ------------

44                            TOTAL CURRENT LIABILITIES                                                                 $0
                                                                                                               ------------
45                 LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                 $0
                                                                                                               ------------
46                            TOTAL POST-PETITION LIABILITIES                                                           $0
                                                                                                               ------------
            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                            Secured claims                                                             F              $0
                                                                                                               ------------
48                            Priority unsecured claims                                                  F              $0
                                                                                                               ------------
49                            General unsecured claims                                                   F              $0
                                                                                                               ------------
50                            TOTAL PRE-PETITION LIABILITIES                                                            $0
                                                                                                               ------------
51                            TOTAL LIABILITIES                                                                         $0
                                                                                                               ------------
     EQUITY (DEFICIT)

52                 Retained Earnings/(Deficit) at time of filing                                                        $0
                                                                                                               ------------
53                 Capital Stock                                                                                        $0
                                                                                                               ------------
54                 Additional paid-in capital                                                                           $0
                                                                                                               ------------
55                 Cumulative profit/(loss) since filing of case                                                        $0
                                                                                                               ------------
56                 Post-petition contributions/(distributions) or (draws)                                               $0
                                                                                                               ------------
57
                              ----------------------------------------------------------------------           ------------
58                 Market value adjustment                                                                              $0
                                                                                                               ------------
59                            TOTAL EQUITY (DEFICIT)                                                                    $0
                                                                                                               ------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                             $0
                                                                                                               ============


                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                            ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE      PAST DUE
RECEIVABLES AND PAYABLES AGINGS           [PRE AND POST PETITION]   [POST PETITION]  POST PETITION DEBT
                                          -----------------------   ---------------  ------------------
      0 -30 Days                                       $0                    $0
                                                ----------            ----------
      31-60 Days                                       $0                    $0
                                                ----------            ----------
      61-90 Days                                       $0                    $0                $0
                                                ----------            ----------        ----------
      91+ Days                                         $0                    $0
                                                ----------            ----------
      Total accounts receivable/payable                $0                    $0
                                                ----------            ==========
      Allowance for doubtful accounts                  $0
                                                ----------
      Accounts receivable (net)                        $0
                                                ==========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                         COST OF GOODS SOLD
                                          INVENTORY(IES)
                                            BALANCE AT
                                           END OF MONTH
                                           ------------
                                                           INVENTORY BEGINNING OF MONTH                     $0
  Retail/Restaurants -                                                                               ----------
                                                           Add -
    Product for resale                             $0        Net purchase                                   $0
                                            ----------                                               ----------
                                                             Direct labor                                   $0
                                                                                                     ----------
  Distribution -                                             Manufacturing overhead                         $0
                                                                                                     ----------
    Products for resale                            $0        Freight in                                     $0
                                            ----------                                               ----------
                                                             Other:                                         $0
                                                                                                     ----------
  Manufacturer -
                                                           ---------------------------------------   ----------
    Raw Materials                                  $0
                                            ----------     ---------------------------------------   ----------
    Work-in-progress                               $0
                                            ----------
    Finished goods                                 $0      Less -
                                            ----------
                                                             Inventory End of Month                         $0
                                                                                                     ----------
  Other - Explain                                  $0        Shrinkage                                      $0
                                            ----------                                               ----------
                                                             Personal Use                                   $0
  -------------------------------------                                                              ----------

  -------------------------------------
      TOTAL                                        $0      Cost of Goods Sold                               $0
                                            ==========                                               ==========


  METHOD OF INVENTORY CONTROL                                  INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?        Indicate by a checkmark method of inventory used.
                    Yes                No
                        --------          ---------
  How often do you take a complete physical inventory?         Valuation methods -
                                                                   FIFO cost
                                                                                                    ----
    Weekly                                                         LIFO cost
                                ----------                                                          ----
    Monthly                                                        Lower of cost or market
                                ----------                                                          ----
    Quarterly                                                      Retail method
                                ----------                                                          ----
    Semi-annually                                                  Other
                                ----------                                                          ----
    Annually                                                         Explain
                                ----------
Date of last physical inventory was  Not Applicable
                                     ----------------------    ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     ----------------------    ---------------------------------------------------------------


                                                                  Revised 1/1/98

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                           COST     MARKET VALUE
                                                                      ----     ------------
         None                                                             $0           $0
         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------
         Total                                                            $0           $0
                                                                   ==========   ==========


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                           COST     MARKET VALUE
                                                                      ----     ------------
Machinery & Equipment -
         None                                                             $0           $0
         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------
         Total                                                            $0           $0
                                                                   ==========   ==========
Furniture & Fixtures -
         None                                                             $0           $0
         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------
         Total                                                            $0           $0
                                                                   ==========   ==========
Office Equipment -
         None                                                             $0           $0
         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------
         Total                                                            $0           $0
                                                                   ==========   ==========
Leasehold Improvements -
         None                                                             $0           $0
         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------
         Total                                                            $0           $0
                                                                   ==========   ==========
Vehicles -
         None                                                             $0           $0
         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------

         --------------------------------------------------        ----------   ----------
         Total                                                            $0           $0
                                                                   ==========   ==========


                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                          0-30 DAYS   31-60 DAYS  61-90 DAYS   91+ DAYS     TOTAL
                                       ---------   ----------  ----------   --------     -----
Federal
          Income Tax Withholding              $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          FICA - Employee                     $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          FICA - Employer                     $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Unemployment (FUTA)                 $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Income                              $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Other (Attach List)                 $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
TOTAL FEDERAL TAXES                           $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
STATE AND LOCAL
          Income Tax Withholding              $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Unemployment (UT)                   $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Disability Insurance (DI)           $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Empl. Training Tax (ETT)            $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Sales                               $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Excise                              $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Real property                       $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Personal property                   $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Income                              $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
          Other (Attach List)                 $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
TOTAL STATE & LOCAL TAXES                     $0          $0          $0          $0          $0
                                       ----------  ----------  ----------  ----------  ----------
TOTAL TAXES                                   $0          $0          $0          $0          $0
                                       ==========  ==========  ==========  ==========  ==========


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                CLAIMED      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -      AMOUNT     AMOUNT(b)
-------------------------------------------      ------     ---------
          Secured claims(a)                           $0          $0
                                               ----------  ----------
          Priority claims other than taxes            $0          $0
                                               ----------  ----------
          Priority tax claims                         $0          $0
                                               ----------  ----------
          General unsecured claims                    $0          $0
                                               ----------  ----------

      (a)   List total amount of claims even it under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                        ACCOUNT 1   ACCOUNT 2   ACCOUNT 3   ACCOUNT 4
                                        ---------   ---------   ---------   ---------
Bank                                       None
                                        ----------  ----------  ----------  ----------
Account Type
                                        ----------  ----------  ----------  ----------
Account No.
                                        ----------  ----------  ----------  ----------
Account Purpose
                                        ----------  ----------  ----------  ----------
Balance, End of Month
                                        ----------  ----------  ----------  ----------
Total Funds on Hand for all Accounts           $0
                                        ==========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/01
                                              --------

                                                                     Actual        Cumulative
                                                                 Current Month   (Case to Date)
                                                                 -------------   --------------
      CASH RECEIPTS
1        Rent/Leases Collected                                            $0              $0
                                                                   ----------      ----------
2        Cash Received from Sales                                         $0              $0
                                                                   ----------      ----------
3        Interest Received                                                $0              $0
                                                                   ----------      ----------
4        Borrowings                                                       $0              $0
                                                                   ----------      ----------
5        Funds from Shareholders, Partners, or Other Insiders             $0              $0
                                                                   ----------      ----------
6        Capital Contributions                                            $0              $0
                                                                   ----------      ----------
7
         ----------------------------------------------------      ----------      ----------
8
         ----------------------------------------------------      ----------      ----------
9
         ----------------------------------------------------      ----------      ----------
10
         ----------------------------------------------------      ----------      ----------
11
         ----------------------------------------------------      ----------      ----------
12               TOTAL CASH RECEIPTS                                      $0              $0
                                                                   ----------      ----------
      CASH DISBURSEMENTS
13       Payments for Inventory                                           $0              $0
                                                                   ----------      ----------
14       Selling                                                          $0              $0
                                                                   ----------      ----------
15       Administrative                                                   $0              $0
                                                                   ----------      ----------
16       Capital Expenditures                                             $0              $0
                                                                   ----------      ----------
17       Principal Payments on Debt                                       $0              $0
                                                                   ----------      ----------
18       Interest Paid                                                    $0              $0
                                                                   ----------      ----------
         Rent/Lease:
19               Personal Property                                        $0              $0
                                                                   ----------      ----------
20               Real Property                                            $0              $0
                                                                   ----------      ----------
         Amount Paid to Owner(s)/Officer(s)
21               Salaries                                                 $0              $0
                                                                   ----------      ----------
22               Draws                                                    $0              $0
                                                                   ----------      ----------
23               Commissions/Royalties                                    $0              $0
                                                                   ----------      ----------
24               Expense Reimbursements                                   $0              $0
                                                                   ----------      ----------
25               Other                                                    $0              $0
                                                                   ----------      ----------
26       Salaries/Commissions (less employee withholding)                 $0              $0
                                                                   ----------      ----------
27       Management Fees                                                  $0              $0
                                                                   ----------      ----------
         Taxes:
28               Employee Withholding                                     $0              $0
                                                                   ----------      ----------
29               Employer Payroll Taxes                                   $0              $0
                                                                   ----------      ----------
30               Real Property Taxes                                      $0              $0
                                                                   ----------      ----------
31               Other Taxes                                              $0              $0
                                                                   ----------      ----------
32       Other Cash Outflows:                                             $0              $0
                                                                   ----------      ----------
33
                 --------------------------------------------      ----------      ----------
34
                 --------------------------------------------      ----------      ----------
35
                 --------------------------------------------      ----------      ----------
36
                 --------------------------------------------      ----------      ----------
37
                 --------------------------------------------      ----------      ----------
38               TOTAL CASH DISBURSEMENTS:                                $0              $0
                                                                   ----------      ----------
39    NET INCREASE (DECREASE) IN CASH                                     $0              $0
                                                                   ----------      ----------
40    CASH BALANCE, BEGINNING OF PERIOD                                   $0              $0
                                                                   ----------      ----------
41    CASH BALANCE, END OF PERIOD                                         $0              $0
                                                                   ==========      ==========


                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 09/30/01
                                              --------

                                                                                                  ACTUAL       CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                                     CURRENT MONTH  (CASE TO DATE)
                                                                                              -------------  --------------
1        Cash Received from Sales                                                                      $0             $0
                                                                                                ----------     ----------
2        Rent/Leases Collected                                                                         $0             $0
                                                                                                ----------     ----------
3        Interest Received                                                                             $0             $0
                                                                                                ----------     ----------
4        Cash Paid to Suppliers                                                                        $0             $0
                                                                                                ----------     ----------
5        Cash Paid for Selling Expenses                                                                $0             $0
                                                                                                ----------     ----------
6        Cash Paid for Administrative Expenses                                                         $0             $0
                                                                                                ----------     ----------
         Cash Paid for Rents/Leases:
7              Personal Property                                                                       $0             $0
                                                                                                ----------     ----------
8              Real Property                                                                           $0             $0
                                                                                                ----------     ----------
9        Cash Paid for Interest                                                                        $0             $0
                                                                                                ----------     ----------
10       Cash Paid for Net Payroll and Benefits                                                        $0             $0
                                                                                                ----------     ----------
         Cash Paid to Owner(s)/Officer(s)
11             Salaries                                                                                $0             $0
                                                                                                ----------     ----------
12             Draws                                                                                   $0             $0
                                                                                                ----------     ----------
13             Commissions/Royalties                                                                   $0             $0
                                                                                                ----------     ----------
14             Expense Reimbursements                                                                  $0             $0
                                                                                                ----------     ----------
15             Other                                                                                   $0             $0
                                                                                                ----------     ----------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.

16             Employer Payroll Tax                                                                    $0             $0
                                                                                                ----------     ----------
17             Employee Withholdings                                                                   $0             $0
                                                                                                ----------     ----------
18             Real Property Taxes                                                                     $0             $0
                                                                                                ----------     ----------
19             Other Taxes                                                                             $0             $0
                                                                                                ----------     ----------
20       Cash Paid for General Expenses                                                                $0             $0
                                                                                                ----------     ----------
21
         ----------------------------------------------------------------------------------     ----------     ----------
22
         ----------------------------------------------------------------------------------     ----------     ----------
23
         ----------------------------------------------------------------------------------     ----------     ----------
24
         ----------------------------------------------------------------------------------     ----------     ----------
25
         ----------------------------------------------------------------------------------     ----------     ----------
26
         ----------------------------------------------------------------------------------     ----------     ----------

27             NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS            $0             $0
                                                                                                ----------     ----------
     CASH FLOWS FROM REORGANIZATION ITEMS

28       Interest Received on Cash Accumulated Due to Chp 11 Case                                      $0             $0
                                                                                                ----------     ----------
29       Professional Fees Paid for Services in Connection with Chp 11 Case                            $0             $0
                                                                                                ----------     ----------
30       U.S. Trustee Quarterly Fees                                                                   $0             $0
                                                                                                ----------     ----------
31
         ----------------------------------------------------------------------------------     ----------     ----------

32             NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        $0             $0
                                                                                                ----------     ----------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                        $0             $0
                                                                                                ----------     ----------
     CASH FLOWS FROM INVESTING ACTIVITIES

34       Capital Expenditures                                                                          $0             $0
                                                                                                ----------     ----------
35       Proceeds from Sales of Capital Goods due to Chp 11 Case                                       $0             $0
                                                                                                ----------     ----------
36
         ----------------------------------------------------------------------------------     ----------     ----------

37             NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0             $0
                                                                                                ----------     ----------
     CASH FLOWS FROM FINANCING ACTIVITIES

38       Net Borrowings (Except Insiders)                                                              $0             $0
                                                                                                ----------     ----------
39       Net Borrowings from Shareholders, Partners, or Other Insiders                                 $0             $0
                                                                                                ----------     ----------
40       Capital Contributions                                                                         $0             $0
                                                                                                ----------     ----------
41       Principal Payments                                                                            $0             $0
                                                                                                ----------     ----------
42
         ----------------------------------------------------------------------------------     ----------     ----------

43             NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0             $0
                                                                                                ----------     ----------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                              $0             $0
                                                                                                ----------     ----------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                   $0             $0
                                                                                                ----------     ----------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                         $0             $0
                                                                                                ==========     ==========


                                                                  Revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investments DC, Inc.             CASE NO.     01-53302

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED:    Sep-01          PETITION DATE:     07/02/01

1.       Debtor in possession (or trustee) hereby submits this Monthly Operating
                                                                                                                       ---
         Report on the Accrual Basis of accounting (or if checked here the
         Office of the U.S. Trustee or the Court has approved the Cash Basis of
         Accounting for the Debtor).

         Dollars reported in $1
                             ---

                                                                                                                         AS OF
                                                                                END OF CURRENT      END OF PRIOR       PETITION
2.       ASSET AND LIABILITY STRUCTURE                                              MONTH              MONTH            FILING
                                                                                    -----              -----            ------
         a.  Current Assets                                                                 $0                $0
                                                                                --------------      ------------
         b.  Total Assets                                                                   $0                $0             $0
                                                                                --------------      ------------       --------
         c.  Current Liabilities                                                            $0                $0
                                                                                --------------      ------------
         d.  Total Liabilities                                                              $0                $0             $0
                                                                                --------------      ------------       --------

                                                                                                                       CUMULATIVE
                                                                                                                       (CASE TO
3.       STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                   CURRENT MONTH       PRIOR MONTH          DATE)
                                                                                -------------       -----------          -----
         a.  Total Receipts                                                                 $0                $0             $0
                                                                                --------------      ------------       --------
         b.  Total Disbursements                                                            $0                $0             $0
                                                                                --------------      ------------       --------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                     $0                $0             $0
                                                                                --------------      ------------       --------
         d.  Cash Balance Beginning of Month                                                $0                $0             $0
                                                                                --------------      ------------       --------
         e.  Cash Balance End of Month (c + d)                                              $0                $0             $0
                                                                                --------------      ------------       --------

                                                                                                                       CUMULATIVE
                                                                                                                        (CASE TO
                                                                                CURRENT MONTH       PRIOR MONTH           DATE)
                                                                                -------------       -----------           -----
4.       PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                     $0                $0             $0
                                                                                --------------      ------------       --------
5.       ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                        $0                $0
                                                                                --------------      ------------
6.       POST-PETITION LIABILITIES                                                          $0                $0
                                                                                --------------      ------------
7.       PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                             $0                $0
                                                                                --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                                     YES               NO
                                                                                                        ---               --
8.       Have any payments been made on pre-petition debt, other than payments in the normal                               x
                                                                                                      --------         --------
         course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.       Have any payments been made to professionals?  (if yes, attach listing including date                             x
                                                                                                      --------         --------
         of payment, amount of payment and name of payee)

10.      If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                      --------

11.      Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                             x
                                                                                                      --------         --------
         attach listing including date of payment, amount and reason for payment, and name of payee)

12.      Is the estate insured for replacement cost of assets and for general liability?                 x
                                                                                                      --------         --------

13.      Are a plan and disclosure statement on file?                                                                      x
                                                                                                      --------         --------

14.      Was there any post-petition borrowing during this reporting period?                                               x
                                                                                                      --------         --------


15.      Check if paid: Post-petition taxes    ;       U.S. Trustee Quarterly Fees   ; Check if filing is current for: Post-petition
                                            ---                                   ---
         tax reporting and tax returns:        .
                                            ---

         (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:     10/18/01                    /s/ David J. Pangburn
     ------------------               ------------------------------------------
                                      Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 09/30/01

          CURRENT MONTH
---------------------------------
                                                                                              CUMULATIVE             NEXT MONTH
ACTUAL     FORECAST      VARIANCE                                                           (CASE TO DATE)            FORECAST
------     --------      --------                                                           --------------            --------
                                            REVENUES:
    $0           $0            $0      1  Gross Sales                                                   $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0      2  less: Sales Returns & Allowances                              $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0      3  Net Sales                                                     $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0      4  less: Cost of Goods Sold    (Schedule 'B')                    $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0      5  Gross Profit                                                  $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0      6  Interest                                                      $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0      7  Other Income:                                                 $0                   $0
------     --------      --------                      -----------------------------        --------------           ----------
                                       8
------     --------      --------         ------------------------------------------        --------------           ----------
                                       9
------     --------      --------         ------------------------------------------        --------------           ----------
    $0           $0            $0     10      TOTAL REVENUES                                            $0                   $0
------     --------      --------                                                           --------------           ----------

                                            EXPENSES:
    $0           $0            $0     11  Compensation to Owner(s)/Officer(s)                           $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     12  Salaries                                                      $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     13  Commissions                                                   $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     14  Contract Labor                                                $0                   $0
------     --------      --------                                                           --------------           ----------
                                          Rent/Lease:
    $0           $0            $0     15      Personal Property                                         $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     16      Real Property                                             $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     17  Insurance                                                     $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     18  Management Fees                                               $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     19  Depreciation                                                  $0                   $0
------     --------      --------                                                           --------------           ----------
                                          Taxes:
    $0           $0            $0     20      Employer Payroll Taxes                                    $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     21      Real Property Taxes                                       $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     22      Other Taxes                                               $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     23  Other Selling                                                 $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     24  Other Administrative                                          $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     25  Interest                                                      $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     26  Other Expenses:                                               $0                   $0
------     --------      --------                        ---------------------------        --------------           ----------
    $0           $0            $0     27                                                                $0                   $0
------     --------      --------         ------------------------------------------        --------------           ----------
    $0           $0            $0     28                                                                $0                   $0
------     --------      --------         ------------------------------------------        --------------           ----------
    $0           $0            $0     29                                                                $0                   $0
------     --------      --------         ------------------------------------------        --------------           ----------
    $0           $0            $0     30                                                                $0                   $0
------     --------      --------         ------------------------------------------        --------------           ----------
    $0           $0            $0     31                                                                $0                   $0
------     --------      --------         ------------------------------------------        --------------           ----------
    $0           $0            $0     32                                                                $0                   $0
------     --------      --------         ------------------------------------------        --------------           ----------
    $0           $0            $0     33                                                                $0                   $0
------     --------      --------         ------------------------------------------        --------------           ----------
    $0           $0            $0     34                                                                $0                   $0
------     --------      --------         ------------------------------------------        --------------           ----------

    $0           $0            $0     35      TOTAL EXPENSES                                            $0                   $0
------     --------      --------                                                           --------------           ----------

    $0           $0            $0     36  SUBTOTAL                                                      $0                   $0
------     --------      --------                                                           --------------           ----------


                                            REORGANIZATION ITEMS:
    $0           $0            $0     37  Professional Fees                                             $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     38  Provisions for Rejected Executory Contracts                   $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     39  Interest Earned on Accumulated Cash from                      $0                   $0
------     --------      --------                                                           --------------           ----------
                                          Resulting Chp 11 Case
    $0           $0            $0     40  Gain or (Loss) from Sale of Equipment                         $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     41  U.S. Trustee Quarterly Fees                                   $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     42                                                                $0                   $0
------     --------      --------         ------------------------------------------        --------------           ----------

    $0           $0            $0     43       TOTAL REORGANIZATION ITEMS                               $0                   $0
------     --------      --------                                                           --------------           ----------

    $0           $0            $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     45  Federal & State Income Taxes                                  $0                   $0
------     --------      --------                                                           --------------           ----------
    $0           $0            $0     46  NET PROFIT (LOSS)                                             $0                   $0
======     ========      ========                                                           ==============           ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 09/30/01

   ASSETS
                                                                                FROM SCHEDULES                MARKET VALUE
                                                                                --------------                ------------
       CURRENT ASSETS
 1         Cash and cash equivalents - unrestricted                                                                       $0
                                                                                                              --------------
 2         Cash and cash equivalents - restricted                                                                         $0
                                                                                                              --------------
 3         Accounts receivable (net)                                                   A                                  $0
                                                                                                              --------------
 4         Inventory                                                                   B                                  $0
                                                                                                              --------------
 5         Prepaid expenses                                                                                               $0
                                                                                                              --------------
 6         Professional retainers                                                                                         $0
                                                                                                              --------------
 7         Other:                                                                                                         $0
                 ----------------------------------------------------                                         --------------
 8
           ----------------------------------------------------------                                         --------------
 9                       TOTAL CURRENT ASSETS                                                                             $0
                                                                                                              --------------

       PROPERTY AND EQUIPMENT (MARKET VALUE)

10         Real property                                                               C                                  $0
                                                                                                              --------------
11         Machinery and equipment                                                     D                                  $0
                                                                                                              --------------
12         Furniture and fixtures                                                      D                                  $0
                                                                                                              --------------
13         Office equipment                                                            D                                  $0
                                                                                                              --------------
14         Leasehold improvements                                                      D                                  $0
                                                                                                              --------------
15         Vehicles                                                                    D                                  $0
                                                                                                              --------------
16         Other:                                                                      D                                  $0
                 ----------------------------------------------------                                         --------------
17                                                                                     D                                  $0
           ----------------------------------------------------------                                         --------------
18                                                                                     D                                  $0
           ----------------------------------------------------------                                         --------------
19                                                                                     D                                  $0
           ----------------------------------------------------------                                         --------------
20                                                                                     D                                  $0
           ----------------------------------------------------------                                         --------------

21                       TOTAL PROPERTY AND EQUIPMENT                                                                     $0
                                                                                                              --------------
       OTHER ASSETS
22         Loans to shareholders                                                                                          $0
                                                                                                              --------------
23         Loans to affiliates                                                                                            $0
                                                                                                              --------------
24
           ----------------------------------------------------------                                         --------------
25
           ----------------------------------------------------------                                         --------------
26
           ----------------------------------------------------------                                         --------------
27
           ----------------------------------------------------------                                         --------------
28                       TOTAL OTHER ASSETS                                                                               $0
                                                                                                              --------------
29                       TOTAL ASSETS                                                                                     $0
                                                                                                              ==============

   NOTE:
           Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

         POST-PETITION

               CURRENT LIABILITIES
30                   Salaries and wages                                                                                   $0
                                                                                                              --------------
31                   Payroll taxes                                                                                        $0
                                                                                                              --------------
32                   Real and personal property taxes                                                                     $0
                                                                                                              --------------
33                   Income taxes                                                                                         $0
                                                                                                              --------------
34                   Sales taxes                                                                                          $0
                                                                                                              --------------
35                   Notes payable (short term)                                                                           $0
                                                                                                              --------------
36                   Accounts payable (trade)                                          A                                  $0
                                                                                                              --------------
37                   Real property lease arrearage                                                                        $0
                                                                                                              --------------
38                   Personal property lease arrearage                                                                    $0
                                                                                                              --------------
39                   Accrued professional fees                                                                            $0
                                                                                                              --------------
40                   Current portion of long-term post-petition debt
                       (due within 12 months)                                                                             $0
                                                                                                              --------------
41                   Other:                                                                                               $0
                           ------------------------------------------                                         --------------
42
                     ------------------------------------------------                                         --------------
43
                     ------------------------------------------------                                         --------------

44                   TOTAL CURRENT LIABILITIES                                                                            $0
                                                                                                              --------------

45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                       $0
                                                                                                              --------------

46                   TOTAL POST-PETITION LIABILITIES                                                                      $0
                                                                                                              --------------

         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)


47                   Secured claims                                                    F                                  $0
                                                                                                              --------------
48                   Priority unsecured claims                                         F                                  $0
                                                                                                              --------------
49                   General unsecured claims                                          F                                  $0
                                                                                                              --------------
50                   TOTAL PRE-PETITION LIABILITIES                                                                       $0
                                                                                                              --------------
51                   TOTAL LIABILITIES                                                                                    $0
                                                                                                              --------------

    EQUITY (DEFICIT)


52             Retained Earnings/(Deficit) at time of filing                                                              $0
                                                                                                              --------------
53             Capital Stock                                                                                              $0
                                                                                                              --------------
54             Additional paid-in capital                                                                                 $0
                                                                                                              --------------
55             Cumulative profit/(loss) since filing of case                                                              $0
                                                                                                              --------------
56             Post-petition contributions/(distributions) or (draws)                                                     $0
                                                                                                              --------------
57
                     ------------------------------------------------                                         --------------
58             Market value adjustment                                                                                    $0
                                                                                                              --------------

59                   TOTAL EQUITY (DEFICIT)                                                                               $0
                                                                                                              --------------

60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                $0
                                                                                                              ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                           ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS          [PRE AND POST PETITION]       [POST PETITION]    POST PETITION DEBT
                                         -----------------------       ---------------    ------------------
 0 -30 Days                                                   $0                    $0
                                         -----------------------       ---------------
 31-60 Days                                                   $0                    $0
                                         -----------------------       ---------------
 61-90 Days                                                   $0                    $0                    $0
                                         -----------------------       ---------------    ------------------
 91+ Days                                                     $0                    $0
                                         -----------------------       ---------------
 Total accounts receivable/payable                            $0                    $0
                                         -----------------------       ===============
 Allowance for doubtful accounts                              $0
                                         -----------------------
 Accounts receivable (net)                                    $0
                                         =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                COST OF GOODS SOLD
----------------------------------                                ------------------
                                              INVENTORY(IES)
                                                BALANCE AT
                                               END OF MONTH       INVENTORY BEGINNING OF MONTH                      $0
                                               ------------                                                   --------

                                                                  Add -
 Retail/Restaurants -                                               Net purchase                                    $0
                                                                                                              --------
   Product for resale                                    $0         Direct labor                                    $0
                                              -------------                                                   --------
                                                                    Manufacturing overhead                          $0
                                                                                                              --------
 Distribution -                                                     Freight in                                      $0
                                                                                                              --------
   Products for resale                                   $0         Other:                                          $0
                                              -------------                                                   --------
                                                                    -------------------------------------
 Manufacturer -                                                     -------------------------------------
   Raw Materials                                         $0
                                              -------------
   Work-in-progress                                      $0       Less -
                                              -------------
   Finished goods                                        $0         Inventory End of Month                          $0
                                              -------------                                                   --------
                                                                    Shrinkage                                       $0
                                                                                                              --------
 Other - Explain                                         $0         Personal Use                                    $0
                                              -------------                                                   --------
-----------------------------------------                         Cost of Goods Sold                                $0
-----------------------------------------                                                                     ========
     TOTAL                                               $0
                                              =============

 METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
 Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory used.

                      Yes     No
 How often do you take a complete physical inventory?             Valuation methods -
                                                                      FIFO cost
                                                                                                  -------
   Weekly                                                             LIFO cost
                              -----------                                                         -------
   Monthly                                                            Lower of cost or market
                              -----------                                                         -------
   Quarterly                                                          Retail method
                              -----------                                                         -------
   Semi-annually                                                      Other
                              -----------                                                         -------
   Annually                                                             Explain
                              -----------
Date of last physical inventory was   Not Applicable
                                      -----------------------     -------------------------------------------------
Date of next physical inventory is    Not Applicable              -------------------------------------------------
                                      -----------------------     -------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                         COST            MARKET VALUE
                                                    ----            ------------
   None                                                 $0                    $0
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   Total                                                $0                    $0
                                                    ======          ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                         COST            MARKET VALUE
                                                    ----            ------------
Machinery & Equipment -
   None                                                 $0                    $0
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   Total                                                $0                    $0
                                                    ======          ============

Furniture & Fixtures -
   None                                                 $0                    $0
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   Total                                                $0                    $0
                                                    ======          ============

Office Equipment -
   None                                                 $0                    $0
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   Total                                                $0                    $0
                                                    ======          ============

Leasehold Improvements -
   None                                                 $0                    $0
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   Total                                                $0                    $0
                                                    ======          ============

Vehicles -
   None                                                 $0                    $0
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   -------------------------------------------      ------          ------------
   Total                                                $0                    $0
                                                    ======          ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                              0-30 DAYS    31-60 DAYS     61-90 DAYS    91+ DAYS    TOTAL
                                                           ---------    ----------     ----------    --------    -----
FEDERAL
        Income Tax Withholding                                    $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        FICA - Employee                                           $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        FICA - Employer                                           $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Unemployment (FUTA)                                       $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Income                                                    $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Other (Attach List)                                       $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
TOTAL FEDERAL TAXES                                               $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
STATE AND LOCAL
        Income Tax Withholding                                    $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Unemployment (UT)                                         $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Disability Insurance (DI)                                 $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Empl. Training Tax (ETT)                                  $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Sales                                                     $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Excise                                                    $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Real property                                             $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Personal property                                         $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Income                                                    $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
        Other (Attach List)                                       $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
TOTAL STATE & LOCAL TAXES                                         $0             $0            $0          $0       $0
                                                           ---------    ----------     ----------    --------    -----
TOTAL TAXES                                                       $0             $0            $0          $0       $0
                                                           =========    ==========     ==========    ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                       CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -            AMOUNT         AMOUNT (b)
-------------------------------------------            ------         ----------
        Secured claims  (a)                                 $0                $0
                                                       -------        ----------
        Priority claims other than taxes                    $0                $0
                                                       -------        ----------
        Priority tax claims                                 $0                $0
                                                       -------        ----------
        General unsecured claims                            $0                $0
                                                       -------        ----------

        (a)      List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G

                            RENTAL INCOME INFORMATION

                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1     ACCOUNT 2     ACCOUNT 3     ACCOUNT 4
                                           ---------     ---------     ---------     ---------
Bank                                         None
                                           ---------     ---------     ---------     ---------
Account Type
                                           ---------     ---------     ---------     ---------
Account No.
                                           ---------     ---------     ---------     ---------
Account Purpose
                                           ---------     ---------     ---------     ---------
Balance, End of Month
                                           ---------     ---------     ---------     ---------
Total Funds on Hand for all Accounts              $0
                                           =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/01

                                                                                   Actual               Cumulative
                                                                                Current Month         (Case to Date)
                                                                                -------------         --------------
      CASH RECEIPTS
1     Rent/Leases Collected                                                                $0                     $0
                                                                                -------------         --------------
2     Cash Received from Sales                                                             $0                     $0
                                                                                -------------         --------------
3     Interest Received                                                                    $0                     $0
                                                                                -------------         --------------
4     Borrowings                                                                           $0                     $0
                                                                                -------------         --------------
5     Funds from Shareholders, Partners, or Other Insiders                                 $0                     $0
                                                                                -------------         --------------
6     Capital Contributions                                                                $0                     $0
                                                                                -------------         --------------
7
      ----------------------------------------------------------------          -------------         --------------
8
      ----------------------------------------------------------------          -------------         --------------
9
      ----------------------------------------------------------------          -------------         --------------
10
      ----------------------------------------------------------------          -------------         --------------
11
      ----------------------------------------------------------------          -------------         --------------

12     TOTAL CASH RECEIPTS                                                                 $0                     $0
                                                                                -------------         --------------

      CASH DISBURSEMENTS

13    Payments for Inventory                                                               $0                     $0
                                                                                -------------         --------------
14    Selling                                                                              $0                     $0
                                                                                -------------         --------------
15    Administrative                                                                       $0                     $0
                                                                                -------------         --------------
16    Capital Expenditures                                                                 $0                     $0

17    Principal Payments on Debt                                                           $0                     $0
                                                                                -------------         --------------
18    Interest Paid                                                                        $0                     $0
                                                                                -------------         --------------
      Rent/Lease:
19     Personal Property                                                                   $0                     $0
                                                                                -------------         --------------
20     Real Property                                                                       $0                     $0
                                                                                -------------         --------------
      Amount Paid to Owner(s)/Officer(s)
21     Salaries                                                                            $0                     $0
                                                                                -------------         --------------
22     Draws                                                                               $0                     $0
                                                                                -------------         --------------
23     Commissions/Royalties                                                               $0                     $0
                                                                                -------------         --------------
24     Expense Reimbursements                                                              $0                     $0
                                                                                -------------         --------------
25     Other                                                                               $0                     $0
                                                                                -------------         --------------
26    Salaries/Commissions (less employee withholding)                                     $0                     $0
                                                                                -------------         --------------
27    Management Fees                                                                      $0                     $0
                                                                                -------------         --------------
      Taxes:
28     Employee Withholding                                                                $0                     $0
                                                                                -------------         --------------
29     Employer Payroll Taxes                                                              $0                     $0
                                                                                -------------         --------------
30     Real Property Taxes                                                                 $0                     $0
                                                                                -------------         --------------
31     Other Taxes                                                                         $0                     $0
                                                                                -------------         --------------
32    Other Cash Outflows:                                                                 $0                     $0
                                                                                -------------         --------------
33
      ----------------------------------------------------------------          -------------         --------------
34
      ----------------------------------------------------------------          -------------         --------------
35
      ----------------------------------------------------------------          -------------         --------------
36
      ----------------------------------------------------------------          -------------         --------------
37
      ----------------------------------------------------------------          -------------         --------------

38     TOTAL CASH DISBURSEMENTS:                                                           $0                     $0
                                                                                -------------         --------------

39    NET INCREASE (DECREASE) IN CASH                                                      $0                     $0
                                                                                -------------         --------------

40    CASH BALANCE, BEGINNING OF PERIOD                                                    $0                     $0
                                                                                -------------         --------------

41    CASH BALANCE, END OF PERIOD                                                          $0                     $0
                                                                                =============         ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/01

                                                                                                ACTUAL           CUMULATIVE
   CASH FLOWS FROM OPERATING ACTIVITIES                                                      CURRENT MONTH      (CASE TO DATE)
                                                                                             -------------      --------------
1       Cash Received from Sales                                                                           $0                  $0
                                                                                                -------------      --------------
2       Rent/Leases Collected                                                                              $0                  $0
                                                                                                -------------      --------------
3       Interest Received                                                                                  $0                  $0
                                                                                                -------------      --------------
4       Cash Paid to Suppliers                                                                             $0                  $0
                                                                                                -------------      --------------
5       Cash Paid for Selling Expenses                                                                     $0                  $0
                                                                                                -------------      --------------
6       Cash Paid for Administrative Expenses                                                              $0                  $0
                                                                                                -------------      --------------
        Cash Paid for Rents/Leases:
7           Personal Property                                                                              $0                  $0
                                                                                                -------------      --------------
8           Real Property                                                                                  $0                  $0
                                                                                                -------------      --------------
9       Cash Paid for Interest                                                                             $0                  $0
                                                                                                -------------      --------------
10      Cash Paid for Net Payroll and Benefits                                                             $0                  $0
                                                                                                -------------      --------------
        Cash Paid to Owner(s)/Officer(s)
11          Salaries                                                                                       $0                  $0
                                                                                                -------------      --------------
12          Draws                                                                                          $0                  $0
                                                                                                -------------      --------------
13          Commissions/Royalties                                                                          $0                  $0
                                                                                                -------------      --------------
14          Expense Reimbursements                                                                         $0                  $0
                                                                                                -------------      --------------
15          Other                                                                                          $0                  $0
                                                                                                -------------      --------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.
16          Employer Payroll Tax                                                                           $0                  $0
                                                                                                -------------      --------------
17          Employee Withholdings                                                                          $0                  $0
                                                                                                -------------      --------------
18          Real Property Taxes                                                                            $0                  $0
                                                                                                -------------      --------------
19          Other Taxes                                                                                    $0                  $0
                                                                                                -------------      --------------
20      Cash Paid for General Expenses                                                                     $0                  $0
                                                                                                -------------      --------------
21
        -----------------------------------------------------------------------------------     -------------      --------------
22
        -----------------------------------------------------------------------------------     -------------      --------------
23
        -----------------------------------------------------------------------------------     -------------      --------------
24
        -----------------------------------------------------------------------------------     -------------      --------------
25
        -----------------------------------------------------------------------------------     -------------      --------------
26
        -----------------------------------------------------------------------------------     -------------      --------------

27             NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                $0                  $0
                                                                                                -------------      --------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28      Interest Received on Cash Accumulated Due to Chp 11 Case                                           $0                  $0
                                                                                                -------------      --------------
29      Professional Fees Paid for Services in Connection with Chp 11 Case                                 $0                  $0
                                                                                                -------------      --------------
30      U.S. Trustee Quarterly Fees                                                                        $0                  $0
                                                                                                -------------      --------------
31
        -----------------------------------------------------------------------------------     -------------      --------------

32          NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                               $0                  $0
                                                                                                -------------      --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                             $0                  $0
                                                                                                -------------      --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34      Capital Expenditures                                                                               $0                  $0
                                                                                                -------------      --------------
35      Proceeds from Sales of Capital Goods due to Chp 11 Case                                            $0                  $0
                                                                                                -------------      --------------
36
        -----------------------------------------------------------------------------------     -------------      --------------

37          NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                               $0                  $0
                                                                                                -------------      --------------
    CASH FLOWS FROM FINANCING ACTIVITIES

38      Net Borrowings (Except Insiders)                                                                   $0                  $0
                                                                                                -------------      --------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders                                      $0                  $0
                                                                                                -------------      --------------
40      Capital Contributions                                                                              $0                  $0
                                                                                                -------------      --------------
41      Principal Payments                                                                                 $0                  $0
                                                                                                -------------      --------------
42
        -----------------------------------------------------------------------------------     -------------      --------------

43       NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                  $0                  $0
                                                                                                -------------      --------------

44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   $0                  $0
                                                                                                -------------      --------------

45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                        $0                  $0
                                                                                                -------------      --------------

46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                              $0                  $0
                                                                                                =============      ==============